As filed with the Securities and Exchange Commission on December 27, 2005 1933 Act File No. 33-572 1940 Act File No. 811-4409

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT of 1933	[ ]
POST-EFFECTIVE AMENDMENT NO. 103	[X]
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 105	[X]

EATON VANCE MUNICIPALS TRUST (Exact Name of Registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 (Address of Principal Executive Offices)

(617) 482-8260 (Registrant’s Telephone Number)

ALAN R. DYNNER The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 (Name and Address of Agent for Service)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)	[ ]	on (date) pursuant to paragraph (a)(1)
[ X]	on January 1, 2006 pursuant to paragraph (b)	[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	60 days after filing pursuant to paragraph (a)(1)	[ ]	on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ]	This post effective amendment designates a new effective date for a previously filed post-effective amendment.

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Eaton Vance Alabama Municipals Fund
Eaton Vance Arkansas Municipals Fund
Eaton Vance Georgia Municipals Fund
Eaton Vance Kentucky Municipals Fund
Eaton Vance Louisiana Municipals Fund
Eaton Vance Maryland Municipals Fund
Eaton Vance Missouri Municipals Fund
Eaton Vance North Carolina Municipals Fund
Eaton Vance Oregon Municipals Fund
Eaton Vance South Carolina Municipals Fund
Eaton Vance Tennessee Municipals Fund
Eaton Vance Virginia Municipals Fund

Mutual funds providing tax-exempt income

^ Prospectus Dated January 1, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Table of Contents

Fund Summaries	3
Alabama Fund	4
Arkansas Fund	5
Georgia Fund	6
Kentucky Fund	7
Louisiana Fund	8
Maryland Fund	9
Missouri Fund	10
North Carolina Fund	11
Oregon Fund	12
South Carolina Fund	13
Tennessee Fund	14
Virginia Fund	15
Fund Fees and Expenses	16
Investment Objectives & Principal Policies and Risks	19
Management and Organization	^20
Valuing Shares	22
Purchasing Shares	22
Sales Charges	^25
Redeeming Shares	^27
Shareholder Account Features	^27
Tax Information	^29
Financial Highlights	^34
Alabama Fund	^34
Arkansas Fund	^35
Georgia Fund	^36
Kentucky Fund	^37
Louisiana Fund	^38
Maryland Fund	^39
Missouri Fund	^40
North Carolina Fund	^41
Oregon Fund	^42
South Carolina Fund	^43
Tennessee Fund	^44
Virginia Fund	^45

2

Fund Summaries

This section summarizes the investment objectives, and principal strategies and risks of investing in an Eaton Vance Municipals Fund. You will find more specific information about each Fund in the pages that follow.

Investment Objectives and Principal Strategies

The investment objective of each Fund is to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. Under normal market circumstances, each Fund will invest at least 80% of its net assets in municipal obligations that are exempt from such taxes. Each Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. Each Fund normally acquires municipal obligations with maturities of ten years or more.

Each Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. Each Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, interest rate swaps, and forward rate contracts), bonds that do not make regular payments of interest, bonds issued on a when-issued basis and municipal leases. The portfolio managers may also trade securities to minimize taxable capital gains to shareholders. A portion of each Fund’s distributions generally will be subject to alternative minimum tax.

Principal Risk Factors

Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund’s yield will also fluctuate over time. Each Fund invests a significant portion of assets in obligations of issuers located in a single state and is sensitive to factors affecting that state, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings.

Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called “junk bonds”) are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative. The credit ratings assigned a state’s general obligations (if any) by Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) are described in the Fund-specific summaries that follow this page.

A Fund’s use of derivatives may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty or unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

As a non-diversified fund, a Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes a Fund more susceptible to adverse economic, business or other developments affecting such issuers. A Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).

No Fund is a complete investment program and you may lose money by investing in a Fund. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Eaton Vance Alabama Municipals Fund

The Alabama Fund’s investment objective is to provide current income exempt from regular federal income tax and Alabama state personal income taxes. Alabama general obligations currently are rated ^Aa2, AA and AA by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Alabama Fund’s performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. No performance is shown for Class C shares because they have not been offered prior to the date of this prospectus. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2004, the Fund’s highest quarterly total return was 8.07% for the quarter ended March 31, 1995, and its lowest quarterly total return was –^2.^44% for the quarter ended ^June 30, ^2004. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to September 30, 2005) was ^2.^27%. For the 30 days ended August 31, 2005, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.25%) for Class A shares were 3.^33% and 5.^39%, respectively, and for Class B shares were ^2.^75% and 4.^45%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, 2004	Year	Years	Years

Class A Return Before Taxes	^–1.^96%^	^5.^72^%^	^5.^73%^
Class B Return Before Taxes	–^2.^60%^	^5.^67%^	^5.^50%^
Class B Return After Taxes on Distributions	–^2.^62%^	^5.^66%^	^5.^49%^
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–0.^29%^	^5.^49%^	^5.^38%^
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^4.^48%^	^7.^20%^	^7.^06%^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares^.

4

Eaton Vance Arkansas Municipals Fund

The Arkansas Fund’s investment objective is to provide current income exempt from regular federal income tax and Arkansas state personal income taxes. Arkansas general obligations currently are rated Aa2 and AA by Moody’s and S&P. Fitch does not currently rate Arkansas general obligations.

Performance Information. The following bar chart and table provide information about the Arkansas Fund’s performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. No performance is shown for Class C shares because they have not been offered prior to the date of this prospectus. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2004, the Fund’s highest quarterly total return was 8.10% for the quarter ended March 31, 1995, and its lowest quarterly total return was –^2.^46% for the quarter ended March 31, ^1996. ^The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to September 30, 2005) was ^2.^40%. For the 30 days ended August 31, 2005, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 39.^55%) for Class A shares were ^3.^59% and ^5.^94%, respectively, and for Class B shares were 3.^02% and 5.^00%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, 2004	Year	Years	Years

Class A Return Before Taxes	–1^.^62%^	^5.^63%^	^5.^75%^
Class B Return Before Taxes	^–2.^32%^	^5.^58%^	^5.^59%^
Class B Return After Taxes on Distributions	^–2.^32%^	^5.^58%^	^5.^58%^
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–0.^01%^	^5.^43%^	^5.^46%^
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^4.^48%^	^7.^20%^	^7.^06%^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B. The ^Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

5

Eaton Vance Georgia Municipals Fund

The Georgia Fund’s investment objective is to provide current income exempt from regular federal income tax and Georgia state personal income taxes. Georgia general obligations currently are rated Aaa, AAA and AAA by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Georgia Fund’s performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. No performance is shown for Class C shares because they have not been offered prior to the date of this prospectus. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2004, the Fund’s highest quarterly total return was 7.57% for the quarter ended March 31, 1995, and its lowest quarterly total return was –^2.^65% for the quarter ended ^June 30, ^1999. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to September 30, 2005) was 2.^02%. For the 30 days ended August 31, 2005, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.90%) for Class A shares were 4.^04% and ^6.^61%, respectively, and for Class B shares were 3.^50% and ^5.^73%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, 2004	Year	Years	Years

Class A Return Before Taxes	^–0.^91%^	^6.^31%^	^5.^69%^
Class B Return Before Taxes	^^–1.^43%^	^6.^27%^	^5.^59%^
Class B Return After Taxes on Distributions	^–1.^43%^	^6.^26%^	^5.^57%^
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^0.^61%^	^6.^04%^	^5.^46%^
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^4.^48%^	^7.^20%^	^7.06^%^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

6

Eaton Vance Kentucky Municipals Fund

The Kentucky Fund’s investment objective is to provide current income exempt from regular federal income tax and Kentucky state personal income taxes in the form of an investment exempt from the Kentucky intangibles tax. There are currently no Kentucky general obligations outstanding.

Performance Information. The following bar chart and table provide information about the Kentucky Fund’s performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. No performance is shown for Class C shares because they have not been offered prior to the date of this prospectus. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. ^

During the ten years ended December 31, ^2004, the Fund’s highest quarterly total return was 8.21% for the quarter ended March 31, 1995, and its lowest quarterly total return was –^2.^17% for the quarter ended March 31, ^1996. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to September 30, 2005) was 1.^98%. For the 30 days ended August 31, 2005, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.90%) for Class A shares were 3.^37% and 5.^52%, respectively, and for Class B shares were 2.^79% and 4.^57%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, 2004	Year	Years	Years

Class A Return Before Taxes	^^–2.^14%^	^4.^66%^	^5.^46%^
Class B Return Before Taxes	^–^2.^86%^	^4.^59%^	^5.^32%^
Class B Return After Taxes on Distributions	^–^2.^86%^	^4.^55%^	^5.^29%^
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^^–0.^43%^	^4.^52%^	^5.^21^%^
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^^4.^48%^	^7.^20%^	^7.^06%^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

7

Eaton Vance Louisiana Municipals Fund

The Louisiana Fund’s investment objective is to provide current income exempt from regular federal income tax and Louisiana state individual and corporate income taxes. Louisiana general obligations currently are rated A1, A+ and A+ by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Louisiana Fund’s performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. ^

During the ten years ended December 31, ^2004, the Fund’s highest quarterly total return was 8.07% for the quarter ended March 31, 1995, and its lowest quarterly total return was –^2.^89% for the quarter ended March 31, ^1996. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to September 30, 2005) was 2.^23%. For the 30 days ended August 31, 2005, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.90%) for Class A shares were ^3.^78% and ^6.^19%, respectively, and for Class B shares were 3.^22% and ^5.^27%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, 2004	Year	Years	Years

Class A Return Before Taxes	–0.^12%^	^6.^46%^	^5.^83%^
Class B Return Before Taxes	–0.^87%^	^6.^41%^	^5.^67%^
Class B Return After Taxes on Distributions	–0.^87%^	^6.^40%^	^5.^65%^
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^0.^93^%^	^6.^13%^	^5.^53%^
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^4.^48%^	^7.^20%^	^7.^06%^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B. The ^Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

8

Eaton Vance Maryland Municipals Fund

The Maryland Fund’s investment objective is to provide current income exempt from regular federal income tax and Maryland state and local income taxes. Maryland general obligations currently are rated Aaa, AAA and AAA by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Maryland Fund’s performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. No performance is shown for Class C shares because they have not been offered prior to the date of this prospectus. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. ^

During the ten years ended December 31, ^2004, the Fund’s highest quarterly total return was 8.67% for the quarter ended March 31, 1995, and its lowest quarterly total return was –^3.^08% for the quarter ended ^June 30, ^1999. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to September 30, 2005) was ^2.^85%. For the 30 days ended August 31, 2005, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.09%) for Class A shares were 4.^06% and ^6.^56%, respectively, and for Class B shares were 3.^51% and ^5.^67%, respectively. A lower tax ate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, 2004	Year	Years	Years

Class A Return Before Taxes	–^2.^18%^	^5.^43%^	^5.^43%^
Class B Return Before Taxes	–^2.^93%^	^5.^33^%^	^5.^30%^
Class B Return After Taxes on Distributions	–^2.^93%^	^5.^30%^	^5.^27%^
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–0.^46%^	^5.^16%^	^5.^18%^
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^4.^48%^	^7.^20%^	^7.^06%^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

9

Eaton Vance Missouri Municipals Fund

The Missouri Fund’s investment objective is to provide current income exempt from regular federal income tax and Missouri state personal income taxes. Missouri general obligations currently are rated Aaa, AAA and AAA by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Missouri Fund’s performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. No performance is shown for Class C shares because they have not been offered prior to the date of this prospectus. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. ^

During the ten years ended December 31, ^2004, the Fund’s highest quarterly total return was 8.55% for the quarter ended March 31, 1995, and its lowest quarterly total return was –^2.^67% for the quarter ended March 31, ^1996. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to September 30, 2005) was ^2.^64%. For the 30 days ended August 31, 2005, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.90%) for Class A shares were ^3.^61% and ^5.^91%, respectively, and for Class B shares were 3.^05% and ^4.^99%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	^Ten
Average Annual Total Return as of December 31, 2004	Year	Years	^ Years

Class A Return Before Taxes	0.^16%^	^6.^26^%^	^6.^25%^
Class B Return Before Taxes	–0.^47%^	^6.^22%^	^6.^09%^
Class B Return After Taxes on Distributions	–0.^47%^	^6.^21%^	^^6.^07%^
Class B Return After Taxes on Distributions and the Sale of Class B Shares	1.^37%^	^6.^02%^	^5.^92%^
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^4.^48%^	^7.^20%^	^7.^06%^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

10

Eaton Vance North Carolina Municipals Fund

The North Carolina Fund’s investment objective is to provide current income exempt from regular federal income tax and North Carolina state personal income taxes. North Carolina general obligations currently are rated Aa1, AAA and AAA by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the North Carolina Fund’s performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. No performance is shown for Class C shares because they have not been offered prior to the date of this prospectus. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. ^

During the ten years ended December 31, ^2004, the Fund’s highest quarterly total return was 7.90% for the quarter ended March 31, 1995, and its lowest quarterly total return was –^2.^54% for the quarter ended March 31, ^1996. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to September 30, 2005) was ^2.^13%. For the 30 days ended August 31, 2005, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 40.^04%) for Class A shares were 3.^58% and ^5.^97%, respectively, and for Class B shares were ^3.^01% and ^5.^02%, respectively. ^ A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, 2004	Year	Years	Years

Class A Return Before Taxes	–^2.^46%^	^5.^03%^	^5.^33%^
Class B Return Before Taxes	–^3.^10%^	^4.^99%^	^5.^16%^
Class B Return After Taxes on Distributions	–^3.^10%^	^4.^96%^	^5.^12%^
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–0.^60%^	^4.^87%^	^5.^06%^
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^4.^48%^	^7.^20%^	^7.^06%^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipals Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

11

Eaton Vance Oregon Municipals Fund

The Oregon Fund’s investment objective is to provide current income exempt from regular federal income tax and Oregon state personal income taxes. Oregon general obligations currently are rated Aa3, AA- and A^- by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Oregon Fund’s performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. No performance is shown for Class C shares because they have not been offered prior to the date of this prospectus. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. ^

During the ten years ended December 31, ^2004, the Fund’s highest quarterly total return was 8.41% for the quarter ended March 31, 1995, and its lowest quarterly total return was –^2.^35% for the quarter ended ^December 31, ^1999. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to September 30, 2005) was ^2.^46%. For the 30 days ended August 31, 2005, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 40.85%) for Class A shares were ^3.^89% and ^6.^58%, respectively, and for Class B shares were ^3.^34% and ^5.^65%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, 2004	Year	Years	Years

Class A Return Before Taxes	^–2.^46%^	^5.^43%^	^5.^61%^
Class B Return Before Taxes	^^–3.^03%^	^5.^36%^	^5.^42%^
Class B Return After Taxes on Distributions	^–3.^03%^	^5.^36%^	^^5.^41%^
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–0.^33%^	^5.^27%^	^5.^33%^
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^4.^48%^	^7.^20%^	^7.^06%^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipals Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

12

Eaton Vance South Carolina Municipals Fund

The South Carolina Fund’s investment objective is to provide current income exempt from regular federal income tax and South Carolina state personal income taxes. South Carolina general obligations currently are rated Aaa, ^AA+ and AAA, by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the South Carolina Fund’s performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. No performance is shown for Class C shares because they have not been offered prior to the date of this prospectus. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2004, the Fund’s highest quarterly total return was 7.88% for the quarter ended March 31, 1995, and its lowest quarterly total return was –^3.^40% for the quarter ended ^June 30, ^1999. ^ The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to September 30, 2005) was ^3.^89%. For the 30 days ended August 31, 2005, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 39.55%) for Class A shares were ^3.^74% and ^6.^19%, respectively, and for Class B shares were 3.^19% and ^5.^28%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, 2004	Year	Years	Years

Class A Return Before Taxes	^0.^73%^	^6.^42%^	^5.^86%^
Class B Return Before Taxes	0.^17%^	^6.^35%^	^5.^77%^
Class B Return After Taxes on Distributions	0.^17%^	^6.^34%^	^5.^76%^
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^1.^80%^	^6.^12%^	^5.^63%^
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^4.^48%^	^7.^20%^	^7.^06%^

^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B. ^ The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipals Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

13

^ Eaton Vance Tennessee Municipals Fund

The Tennessee Fund’s investment objective is to provide current income exempt from regular federal income tax and Tennessee state personal income taxes. Tennessee’s general obligations currently are rated Aa2, AA and AA by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Tennessee Fund’s performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. No performance is shown for Class C shares because they have not been offered prior to the date of this prospectus. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. ^

During the ten years ended December 31, ^2004, the Fund’s highest quarterly total return was 8.58% for the quarter ended March 31, 1995, and its lowest quarterly total return was –^2.^48% for the quarter ended March 31, ^1996. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to September 30, 2005) was 1.65% . For the 30 days ended August 31, 2005, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.90%) for Class A shares were 3.^30% and 5.^40%, respectively, and for Class B shares were ^2.^73% and ^4.^47%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, 2004	Year	Years	Years

Class A Return Before Taxes	^–1.48^%^	^5.^68%^	^6.^06%^
Class B Return Before Taxes	^–2.^26%^	^5.^65%^	^5.^88%^
Class B Return After Taxes on Distributions	^–2.^26%^	^5.^65%^	^5.^87%^
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^0.^04%^	^5.^48%^	^5.^72%^
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^4.^48%^	^7.^20%^	^7.^06%^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipals Bond Index: Lipper Inc.) Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

14

Eaton Vance Virginia Municipals Fund

The Virginia Fund’s investment objective is to provide current income exempt from regular federal income tax and Virginia state personal income taxes. Virginia general obligations currently are rated Aaa, AAA and AAA by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Virginia Fund’s performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. No performance is shown for Class C shares because they have not been offered prior to the date of this prospectus. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. ^

During the ten years ended December 31, ^2004, the Fund’s highest quarterly total return was 8.10% for the quarter ended March 31, 1995, and its lowest quarterly total return was –^2.^63% for the quarter ended March 31, ^1996. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2004 to September 30, 2005) was ^2.^71%. ^For the 30 days ended August 31, 2005, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.74%) for Class A shares were ^3.^77% and 6.^15%, respectively, and for Class B shares were 3.^21% and 5.^24%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, 2004	Year	Years	Years

Class A Return Before Taxes	^–0.^87%^	^5.^70%^	^5.^75%^
Class B Return Before Taxes	^–1.^66%^	^5.^65%^	^5.^58%^
Class B Return After Taxes on Distributions	^–1.^66%^	^5.^61%^	^5.^55%^
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^0.^36%^	^5.^45%^	^5.^43%^
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^4.^48%^	^7.^20%^	^7.^06%^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipals Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

15

^

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees (fees paid directly from your investment)^

	Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or time of redemption)	None	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

		Management Fees	Distribution and Service (12b-1) Fees	Other Expenses*	Total Annual Fund Operating Expenses

Alabama Fund	Class A shares	0.30%	n/a	0.46%	0.76%
	Class B shares	0.30%	0.95%	0.26%	1.51%
	Class C shares	0.30%	0.95%	0.26%	1.51%

Arkansas Fund	Class A shares	0.25%	n/a	0.49%	0.74%
	Class B shares	0.25%	0.95%	0.29%	1.49%
	Class C shares	0.25%	0.95%	0.29%	1.49%

Georgia Fund	Class A shares	0.30%	n/a	0.47%	0.77%
	Class B shares	0.30%	0.95%	0.27%	1.52%
	Class C shares	0.30%	0.95%	0.27%	1.52%

Kentucky Fund	Class A shares	0.31%	n/a	0.46%	0.77%
	Class B shares	0.31%	0.95%	0.26%	1.52%
	Class C shares	0.31%	0.95%	0.26%	1.52%

Louisiana Fund	Class A shares	0.20%	n/a	0.56%	0.76%
	Class B shares	0.20%	0.95%	0.36%	1.51%

Maryland Fund	Class A shares	0.33%	n/a	0.47%	0.80%
	Class B shares	0.33%	0.95%	0.27%	1.55%
	Class C shares	0.33%	0.95%	0.27%	1.55%

Missouri Fund	Class A shares	0.31%	n/a	0.48%	0.79%
	Class B shares	0.31%	0.95%	0.28%	1.54%
	Class C shares	0.31%	0.95%	0.28%	1.54%

North Carolina Fund	Class A shares	0.34%	n/a	0.45%	0.79%
	Class B shares	0.34%	0.95%	0.25%	1.54%
	Class C shares	0.34%	0.95%	0.25%	1.54%

Oregon Fund	Class A shares	0.36%	n/a	0.44%	0.80%
	Class B shares	0.36%	0.95%	0.24%	1.55%
	Class C shares	0.36%	0.95%	0.24%	1.55%

South Carolina Fund	Class A shares	0.31%	n/a	0.44%	0.75%
	Class B shares	0.31%	0.95%	0.24%	1.50%
	Class C shares	0.31%	0.95%	0.24%	1.50%

Tennessee Fund	Class A shares	0.28%	n/a	0.48%	0.76%
	Class B shares	0.28%	0.95%	0.28%	1.51%
	Class C shares	0.28%	0.95%	0.28%	1.51%

Virginia Fund	Class A shares	0.37%	n/a	0.43%	0.80%
	Class B shares	0.37%	0.95%	0.23%	1.55%
	Class C shares	0.37%	0.95%	0.23%	1.55%

^ * Other Expenses for Class A ^includes a 0.20% service fee paid pursuant to a Service Plan. Other Expenses for Class C is estimated.

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Example. These Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:^

		1 Year	3 Years	5 Years	10 Years

Alabama Fund	Class A shares	$549	$706	$ 877	$1,372
	Class B shares	$654	$877	$1,024	$1,599
	Class C shares	$254	$477	$ 824	$1,802

Arkansas Fund	Class A shares	$547	$700	$ 867	$1,350
	Class B shares	$652	$871	$1,013	$1,576
	Class C shares	$252	$471	$ 813	$1,779

Georgia Fund	Class A shares	$550	$709	$ 883	$1,384
	Class B shares	$655	$880	$1,029	$1,610
	Class C shares	$255	$480	$ 829	$1,813

Kentucky Fund	Class A shares	$550	$709	$ 883	$1,384
	Class B shares	$655	$880	$1,029	$1,610
	Class C shares	$255	$480	$ 829	$1,813

Louisiana Fund	Class A shares	$549	$706	$ 877	$1,372
	Class B shares	$654	$877	$1,024	$1,599

Maryland Fund	Class A shares	$553	$718	$ 898	$1,418
	Class B shares	$658	$890	$1,045	$1,643
	Class C shares	$258	$490	$ 845	$1,845

Missouri Fund	Class A shares	$552	$715	$ 893	$1,406
	Class B shares	$657	$886	$1,039	$1,632
	Class C shares	$257	$486	$ 839	$1,834

North Carolina Fund	Class A shares	$552	$715	$ 893	$1,406
	Class B shares	$657	$886	$1,039	$1,632
	Class C shares	$257	$486	$ 839	$1,834

Oregon Fund	Class A shares	$553	$718	$ 898	$1,418
	Class B shares	$658	$890	$1,045	$1,643
	Class C shares	$258	$490	$ 845	$1,845

South Carolina Fund	Class A shares	$548	$703	$ 872	$1,361
	Class B shares	$653	$874	$1,018	$1,588
	Class C shares	$253	$474	$ 818	$1,791

Tennessee Fund	Class A shares	$549	$706	$ 877	$1,372
	Class B shares	$654	$877	$1,024	$1,599
	Class C shares	$254	$477	$ 824	$1,802

Virginia Fund	Class A shares	$553	$718	$ 898	$1,418
	Class B shares	$658	$890	$1,045	$1,643
	Class C shares	$258	$490	$ 845	$1,845

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You would pay the following expenses if you did not redeem your shares:

		1 Year	3 Years	5 Years	10 Years

Alabama Fund	Class A shares	$549	$706	$877	$1,372
	Class B shares**	$154	$477	$824	$1,599
	Class C shares	$154	$477	$824	$1,802

Arkansas Fund	Class A shares	$547	$700	$867	$1,350
	Class B shares**	$152	$471	$813	$1,576
	Class C shares	$152	$471	$813	$1,779

Georgia Fund	Class A shares	$550	$709	$883	$1,384
	Class B shares**	$155	$480	$829	$1,610
	Class C shares	$155	$480	$829	$1,813

Kentucky Fund	Class A shares	$550	$709	$883	$1,384
	Class B shares**	$155	$480	$829	$1,610
	Class C shares	$155	$480	$829	$1,813

Louisiana Fund	Class A shares	$549	$706	$877	$1,372
	Class B shares**	$154	$477	$824	$1,599

Maryland Fund	Class A shares	$553	$718	$898	$1,418
	Class B shares**	$158	$490	$845	$1,643
	Class C shares	$158	$490	$845	$1,845

Missouri Fund	Class A shares	$552	$715	$893	$1,406
	Class B shares**	$157	$486	$839	$1,632
	Class C shares	$157	$486	$839	$1,834

North Carolina Fund	Class A shares	$552	$715	$893	$1,406
	Class B shares**	$157	$486	$839	$1,632
	Class C shares	$157	$486	$839	$1,834

Oregon Fund	Class A shares	$553	$718	$898	$1,418
	Class B shares**	$158	$490	$845	$1,643
	Class C shares	$158	$490	$845	$1,845

South Carolina Fund	Class A shares	$548	$703	$872	$1,361
	Class B shares**	$153	$474	$818	$1,588
	Class C shares	$153	$474	$818	$1,791

Tennessee Fund	Class A shares	$549	$706	$877	$1,372
	Class B shares**	$154	$477	$824	$1,599
	Class C shares	$154	$477	$824	$1,802

Virginia Fund	Class A shares	$553	$718	$898	$1,418
	Class B shares**	$158	$490	$845	$1,643
	Class C shares	$158	$490	$845	$1,845

^ **Reflects the expenses of Class A after eight years because Class B shares automatically convert to Class A shares after eight years.

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Investment Objectives & Principal Policies and Risks

The investment objective of each Fund is to provide current income exempt from regular federal income tax and particular state or local income or other taxes. Each Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax and from the state taxes which, in accordance with the Fund’s investment objective, the Fund seeks to avoid. This is a fundamental policy of each Fund which only may be changed with shareholder approval. For purposes of the policy, ^“net assets^” includes any borrowings for investment purposes. Each Fund’s investment objective and certain other policies may be changed by the Trustees without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 ^days’ notice of any material change in a Fund’s investment objective.

At least 75% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s, or BBB or higher by either S&P or Fitch) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. No Fund will invest more than 10% of its net assets in obligations rated below B by Moody’s, S&P or Fitch, or in unrated obligations considered to be of comparable quality by the investment adviser.

Municipal obligations include bonds, notes and commercial paper issued by a ^municipality, a group of municipalities or participants in qualified issues of tax-exempt debt for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The investment adviser’s process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

The interest on municipal obligations is (in the opinion of the issuer’s counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the “AMT”) for individuals. Distributions to corporate investors may also be subject to the AMT. The Funds may not be suitable for investors subject to the AMT.

Although each Fund may invest in securities of any maturity, it is expected that a Fund will normally acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to “call,” or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of a Fund’s holdings may vary depending on market conditions.

Under normal conditions, each Fund invests at least 65% of its total assets in obligations issued by its respective state or its political subdivisions, agencies, authorities and instrumentalities. Municipal obligations of issuers in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. Each Fund may also invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Moody’s currently rates Puerto Rico general obligations ^Baa and S&P rates them ^BBB. S&P currently rates Guam general obligations B. Obligations issued by the U.S. Virgin Islands are not currently rated.

Each Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make a Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

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The net asset value of the Fund’s shares will change in response to changes in prevailing interest rates and changes in the value of securities ^held by the Fund. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation.

Each Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, a Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“inverse floaters”). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Each Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. Each Fund may also enter interest rate swaps and forward rate contracts, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

Each Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Each Fund accrues income on these investments and is required to distribute that income each year. Each Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which each Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of 1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of a Fund may be more dependent on the portfolio manager’s analysis than if this were not the case.

Each Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. No Fund will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, each Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with a Fund’s investment objective. While temporarily invested, a Fund may not achieve its objective, and interest income from temporary investments may be taxable. Each Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times a Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

Management and Organization

Management. Each Fund’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $105 billion on behalf of mutual funds, institutional clients and individuals.

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The investment adviser manages the investments of each Fund. Under its investment advisory agreement with each Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

		Annual Asset Rate	Daily Income Rate
Category	Daily Net Assets

1	up to $20 million	0.100%	1.00%
2	$20 million but less than $40 million	0.200%	2.00%
3	$40 million but less than $500 million	0.300%	3.00%
4	$500 million but less than $1 billion	0.275%	2.75%
5	$1 billion but less than $1.5 billion	0.250%	2.50%
6	$1.5 billion but less than $2 billion	0.225%	2.25%
7	$2 billion but less than $3 billion	0.200%	2.00%
8	$3 billion and over	0.175%	1.75%

Prior to September 24, 2004, each Fund invested its assets in a separate open-end investment company advised by BMR that had the same objective and policies of the ^Fund (a "Portfolio"). Each Portfolio paid the same advisory fee as the Fund. For the fiscal year ended August 31, 2005, ^BMR earned advisory fees equivalent to the percentage of average daily net assets ^stated below.

	Net Assets on August 31, 2005	Advisory Fee as a Percentage of Average Daily Net Assets
^Fund

Alabama	$^^59,^945,^135	0.^30%^
Arkansas	$^^44,^937,^698	0.^25%^
Georgia	$^^57,^586,^220	0.30^%^
Kentucky	$^63,^675,^654	0.^31%^
Louisiana	$^^30,^602,^643	0.20^%^
Maryland	$^^65,^574,^444	^0.^33%^
Missouri	$^^68,^948,^061	0.31^%^
North Carolina	$^^73,^167,^851	0.^34%^
Oregon	$^^88,^602,^670	0.36^%^
South Carolina	$^^68,^991,^663	0.^31%^
Tennessee	$^^52,^434,^405	0.^28%^
Virginia	$^108,^304,^038	0.^37%^

Each Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of each Fund’s investment advisory agreement.

William H. Ahern is the portfolio manager of the Alabama Fund (since June 1, 1997), and the Kentucky Fund (since November 1, 1998). Craig R. Brandon is the portfolio manager of the Maryland Fund (since September 13, 2004). Cynthia J. Clemson is the portfolio manager of the Missouri Fund and the Tennessee Fund (since they commenced operations) and the Georgia ^Fund (since January 1, 1996). ^Robert B. MacIntosh is the portfolio manager of the Louisiana Fund (since January 1, 1996) and the Virginia Fund (since January 17, 2000). Thomas M. Metzold ^is the ^portfolio ^manager of the Arkansas Fund (since January 17, ^2000), the North Carolina Fund (since March 1, ^2004), ^the Oregon Fund (since November 1, ^1996) and the South Carolina Fund (since ^November 1, ^2005). Each portfolio manager also manages other Eaton Vance portfolios^. Mr. Ahern, Ms. Clemson^, Mr. MacIntosh and Mr. Metzold have been Eaton Vance portfolio managers for more than 5 years, and are Vice Presidents of Eaton Vance and BMR. Mr. Brandon was appointed portfolio manager in 2004 and has been a municipal credit analyst at Eaton Vance for more than five years. He has been a Vice President of Eaton Vance and BMR since November, 2001.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares of each Fund.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund’s transfer agent from fees it receives from the Eaton Vance funds^.

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Organization. Each Fund is a series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

^Each Fund’s investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end investment companies having substantially the same investment objective, policies and restrictions as the Fund. Any such company or companies would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. Each Fund may initiate investments in one or more investment companies at any time without shareholder approval.^

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust’s Trustees considered this risk in approving the use of a combined prospectus.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the investment dealer’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees ^have adopted procedures for valuing ^investments and have delegated to the investment adviser the daily valuation of ^such investments. Municipal obligations owned by the Funds are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of ^investments.^

Purchasing Shares

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. A Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day’s net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and ^certain Fund service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term

22

trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

^A ^fund that invests in ^securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). ^ Each Fund ^has procedures authorizing the ^investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see ^“Valuing Shares^”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance ^funds if the Fund or the principal underwriter ^determines that a proposed transaction involves market timing or excessive trading that it believes is ^likely to be detrimental to the Fund. Each Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in each Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to each Fund. Such policy may be more or less restrictive than a Fund’s policy. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and
  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75% . This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay service fees equal to 0.20% annually of average daily net assets. Returns on

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Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than those classes.

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution fees and service fees equal to 0.95% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares will automatically convert to Class A shares after eight years. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class B shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of Class B shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution fees and service fees equal to 0.95% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class C shares held within the purchasing shareholder’s account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of Class C shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive ^sales charges and Fund distribution and/or service fees as described below. Sales charges, distribution fees and/or service fees paid to investment dealers vary by share class. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance ^funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance ^funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance ^funds and are compensated for such services by the ^funds. As used in this prospectus, the term “investment dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

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Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as Percentage of Offering Price

Amount of Purchase

Less than $25,000	4.75%	4.99%	4.50%
$25,000 but less than $100,000	4.50%	4.71%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 or more	0.00**	0.00*^*	1.00%

*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**	No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

The principal underwriter will pay an upfront commission of 1.00% to investment dealers on sales of $1 million or more. For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers this 1.00% commission monthly in arrears. The rate will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 18 months after the investment is made.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $25,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or “street name” accounts. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge ^an ongoing fee for ^advisory, investment, consulting or similar services^. Such clients may include individuals, corporations, endowments and pension plans (including tax-deferred retirement plans and profit sharing plans). Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details. For the 90-day period beginning August 19, 2005 and ending November 16, 2005, the clients of

25

Edward D. Jones & Co., L.P. who were eligible for the Edward Jones Free Switch Program were able to purchase Class A shares of any Eaton Vance fund at net asset value.

Contingent Deferred Sales Charge. Each Class of ^shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund^. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B ^shares are subject to the following CDSC schedule:

^ ^
Year of Redemption After Purchase	CDSC

First or Second	5%	The CDSC is based on the lower of the net asset value
at the time of purchase or at the time of redemption.
Shares acquired through the reinvestment of
distributions are exempt from the CDSC. Redemptions
are made first from shares that are not subject to a
		CDSC.
Third	4%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh or following	0%

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”). The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. After eight years, Class B shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class B and Class C shares have in effect plans under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. All Classes pay service fees to the principal underwriter for personal and/or account services equal to 0.20% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Although there is no present intention to do so, each Class could pay service fees of up to 0.25% annually upon Trustee approval. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the ^Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

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^

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone	You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an Investment Dealer	Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Shareholder Account Features

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account® for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

* Full Reinvest Option	Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.
* Partial Reinvest Option	Dividends are paid in cash and capital gains are reinvested in additional shares.
* Cash Option	Dividends and capital gains are paid in cash.
* Exchange Option	Dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

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Information about the Funds. From time to time, you may be mailed the following:

* ^Semiannual and ^annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
* Periodic account statements, showing recent activity and total share balance.
* Form 1099 and tax information needed to prepare your income tax returns.
* Proxy materials, in the event a shareholder vote is required.
* Special notices about significant events affecting your Fund.

Each Fund will file with the Securities and Exchange Commission (^“SEC^”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates^. Each ^Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of ^the most recent calendar quarter end on the Eaton Vance website approximately ten business days after ^the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund, or in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing”. If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under “Purchasing Shares”, the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of ^the Fund you redeem from (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because

28

the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a “street name” account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a “street name” account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in “street name” accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver’s license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

Tax Information

Each Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes of a Fund will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund’s daily dividends ordinarily will constitute tax-exempt income to you. Distributions of any net realized gains will be made once each year (usually in December). ^The exemption of “exempt-interest dividend” income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws^. ^

A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation’s AMT liability. Each Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment. Additional information about state taxes is provided below.

Alabama Taxes. In the opinion of special tax counsel to the Alabama Fund, under existing Alabama law, as long ^as the Alabama Fund qualifies as a separate “regulated investment company” under the Code, and provided that the Alabama Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, of the United States or of certain territories or ^possessions of the United States), dividends received by shareholders from the Alabama Fund that represent interest received by the Alabama Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Alabama Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax. Capital gains or losses realized from a redemption, sale or exchange of shares of the Alabama Fund by an Alabama resident will be taken into account for Alabama personal income tax purposes.

Arkansas Taxes. In the opinion of special tax counsel to the Arkansas Fund, under Arkansas law, as long as the Arkansas Fund qualifies as a separate “regulated investment company” under the Code, and provided the Arkansas Fund is invested in obligations the interest on which would be exempt from Arkansas personal income taxes if held directly by an individual

29

shareholder (such as obligations of Arkansas or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends received from the Arkansas Fund that represent interest received by the Arkansas Fund on such obligations will be exempt from Arkansas personal income taxes. To the extent that distributions by the Arkansas Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from Arkansas personal income tax. The opinion addresses the tax consequences when the Arkansas Fund invests directly in these obligations. ^

Capital gains or losses realized from a redemption, sale or exchange of shares of the Arkansas Fund by an Arkansas resident will be taken into account for Arkansas personal income tax purposes.

Georgia Taxes. In the opinion of special tax counsel to the Georgia Fund, under existing law, shareholders who are otherwise subject to the Georgia personal or corporate income tax will not be subject to Georgia income tax on distributions with respect to shares of the Georgia Fund to the extent such distributions represent “exempt-interest dividends” for federal income tax purposes that are attributable to interest on obligations issued by or on behalf of the State of Georgia or its political subdivisions, and by the governments of the U.S., Puerto Rico, the U.S. Virgin Islands and Guam to the extent that such obligations are exempt from State income tax pursuant to federal law. Distributions, if any, derived from capital gain or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes.  Shareholders who are subject to the Georgia corporate net worth tax, a franchise tax that is based on net worth, will be subject to such tax with respect to ownership of shares of the Georgia Fund and distributions with respect thereto.

Kentucky Taxes. ^ Subject to the uncertainties described below resulting from recent changes in Kentucky ^state tax law, shareholders of the Kentucky Fund who otherwise are subject to individual or corporate income tax in the Commonwealth of Kentucky ^will not be not subject to such taxes on distributions with respect to their shares in the Kentucky Fund to the extent that such distributions are attributable to interest on obligations of the Commonwealth of Kentucky or any of its political subdivisions or taxing authorities, obligations of the United States, or obligations of the government of Puerto Rico, the U.S. Virgin Islands, Guam, the Northern Mariana Islands, or (for obligations issued after October 16, 2004) American Samoa. Capital distributions with respect to shares in the Kentucky Fund ^will not be includable in income for Kentucky income tax purposes to the same extent as for federal income tax purposes^.

A major overhaul of the Kentucky business tax system was enacted by the 2005 Kentucky General Assembly, including the following changes pertinent to the Kentucky Fund: (1) repeal of the Kentucky intangible personal property tax effective January 1, 2006; (2) repeal of the Kentucky corporation license tax, effective for taxable years ending on or after December 31, 2005; and (3) imposition of the Kentucky corporation income tax on “passthrough” entities, including business trusts such as the trust of which the Kentucky Fund is a separate series, and the allowance of a credit to the owners of the entity, including shareholders of such a trust, against such owners’ Kentucky personal income tax liability, if any, for such owners’ proportionate share of any tax paid by the entity, all effective for taxable years beginning on or after January 1, 2005. No regulations or rulings have yet been issued by the Kentucky Department of Revenue construing the provisions of the new law, including in particular the application of the new law to series of regulated investment companies such as the Kentucky Fund and their shareholders. However, the Department has informally advised that the Kentucky state tax treatment of the Kentucky Fund and its shareholders should be as described above. No assurance can be given, however, that the Department will not hereafter take a position contrary to such informal advice.

Many local governments in Kentucky, including Louisville Metro, the Lexington-Fayette Urban County Government, Bowling Green and Covington, impose taxes on the net profits of businesses (operating in any form, including sole proprietorships) within the local jurisdiction. Such taxes should not be imposed on income derived from an investment in the Kentucky Fund. However, because of differences in the provisions of the local ordinances, it is not possible to address their specific impact.

Louisiana Taxes. In the opinion of special tax counsel to the Louisiana Fund, under existing Louisiana law as long as: (i) the Louisiana Fund qualifies as a separate “regulated investment company” under the Code; and (ii) the Louisiana Fund receives income from obligations, the interest on which would be exempt from Louisiana individual and corporate income taxes if held directly by an individual shareholder (such as obligations of Louisiana or its political subdivisions, of the United States or of certain territories or possessions of the United States), the dividends received from the Louisiana Fund that represent interest received by the Louisiana Fund on such obligations will be exempt from Louisiana individual and corporate income taxes. To the extent that distributions by the Louisiana Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from Louisiana individual and corporate income taxes.

Capital gains or losses realized from a redemption, sale or exchange of shares of the Louisiana Fund by a Louisiana resident will be taken into account for Louisiana individual and corporate income tax purposes. Distributions from and investments

30

in the Louisiana Fund by corporate shareholders who are otherwise subject to the Louisiana corporate franchise tax will be included in the capital of such corporations for Louisiana franchise tax purposes.

Maryland Taxes. In the opinion of special tax counsel to the Maryland Fund, so long as the Maryland Fund qualifies to be taxed as a regulated investment company in the manner set forth in Section 852(b) of the Code, holders of the Maryland Fund who are individuals, estates or trusts and who are otherwise subject to Maryland State and local individual income taxes will not be subject to such taxes on Maryland Fund dividends to the extent that (a) such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions or authorities, or obligations (i) issued by the government of Puerto Rico, U.S. Virgin Islands or Guam or their authorities or (ii) issued after October 16, 2004 by the government of American Samoa or its authorities (the obligations described in this clause (a) being referred to as “Maryland tax-exempt obligations”), (b) such ^dividends are attributable to interest on obligations of the U.S. Government or obligations issued or guaranteed by the U.S. Government and its agencies, instrumentalities and authorities (“U.S. obligations”) or (c) such dividends are attributable to gain realized by the Maryland Fund as a result of the sale or exchange of a bond issued by the State of Maryland or a political subdivision thereof. To the extent that distributions of the Maryland Fund are attributable to sources other than the foregoing (such as short or long-term capital gain or interest on tax-exempt obligations of states other than Maryland and their political subdivisions and authorities), such distributions will not be exempt from Maryland State and local individual income taxes.

Maryland presently includes in Maryland taxable income a portion of certain items of tax preferences as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference. Accordingly, up to 50% of any distributions of the Maryland Fund attributable to such private activity bonds (other than private activity bonds issued by the State of Maryland, its political subdivision, or authorities) may not be exempt from Maryland State and local individual income taxes.

Shareholders of the Maryland Fund that are corporations otherwise subject to Maryland corporate income tax will not be subject to such tax on Maryland Fund dividends to the extent that (a) such dividends qualify as exempt-interest dividends under Section 852(b)(5) of the Code which are attributable to Maryland tax-exempt obligations, (b) ^such dividends are attributable to interest on U.S. obligations or (c) such dividends are attributable to gain realized by the Maryland Fund as a result of the sale or exchange of a bond issued by the State of Maryland or a political subdivision thereof. To the extent that distributions of the Maryland Fund are attributable to sources other than the foregoing (such as short or long-term capital gain or interest on tax-exempt obligations of states other than Maryland and their political subdivisions and authorities), such distributions will not be exempt from Maryland corporate income tax.

Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland State and local individual income tax purposes or corporate income tax purposes to the extent such interest is allocable to exempt-interest dividends. Shares of the Maryland Fund will not be subject to the Maryland personal property tax.

Missouri Taxes. In the opinion of special tax counsel to the Missouri Fund, so long as the Missouri Fund qualifies for federal income taxation as a regulated investment company dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are derived from interest on obligations of the United States, its authorities, commissions, instrumentalities, possessions or territories to the extent exempt from Missouri income taxes under the laws of the United States (including Puerto Rico, Guam and the U.S. Virgin Islands), or ^of the State of Missouri or its political subdivisions. Capital gain dividends, as defined in Section 852(b)(3) of the Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Fund are not subject to Missouri personal property taxes.

North Carolina Taxes. In the opinion of special tax counsel to the North Carolina Fund, distributions from the North Carolina Fund will not be subject to North Carolina individual, trust, or estate income taxation to the extent that such distributions are either (i) excluded from federal gross income and represent interest the North Carolina Fund receives on obligations of North Carolina or its political subdivisions, nonprofit educational institutions organized or chartered under the laws of North ^Carolina, or Puerto Rico, U.S. Virgin Islands, or Guam or (ii) represent interest the North Carolina ^Fund receives on direct obligations of the United States. These North Carolina income tax exemptions will be available only if the North Carolina Fund complies with the requirement of the Code that at least 50% of the value of its assets at the close of each quarter of its taxable years is invested in state, municipal, or other obligations described in §103(a) of the Code. The North Carolina Fund intends to comply with that requirement.

31

Any capital gains distributed by the North Carolina Fund (except for capital gain attributable to the sale by the North Carolina Fund of an obligation the profit from which is exempt by North Carolina statute) or gains realized by the shareholder from a redemption or sale of shares of the North Carolina Fund will be subject to North Carolina individual, trust, or estate income taxation. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the North Carolina Fund to purchase or carry shares of the North Carolina Fund generally will not be deductible for North Carolina income tax purposes.

The opinion of special tax counsel is based on a ruling of the North Carolina Department of Revenue obtained by counsel on behalf of the North Carolina Fund. That ruling is subject to change.

Oregon Taxes. In the opinion of special tax counsel to the Oregon Fund, so long as the Oregon Fund qualifies to be taxed as a separate “regulated investment company” under the Code, under existing Oregon law holders of the Oregon Fund who are individuals, estates or trusts will not be subject to Oregon personal income tax on Oregon Fund dividends to the extent that such dividends (i) qualify as “exempt-interest dividends” of a regulated investment company under the Code and (ii) are attributable to interest on tax-exempt obligations of the State of Oregon or its political subdivisions or authorities, or obligations issued by the Governments of Puerto Rico, U.S. Virgin Islands or Guam or their authorities (“Oregon tax-exempt obligations”).

To the extent that distributions of the Oregon Fund are attributable to certain sources other than interest on Oregon tax-exempt obligations, including all short-term and long-term capital gain and interest on tax-exempt obligations of states other than Oregon and their political subdivisions and ^authorities, such distributions will not be exempt from Oregon personal income tax for individuals, estates or trusts otherwise subject to Oregon personal income tax. Capital gains or losses realized from a redemption, sale or exchange of shares of the Oregon Fund will be taken into account for Oregon personal income tax purposes.

No portion of distributions from the Oregon Fund will be exempt from the Oregon corporation excise tax, which generally applies to financial corporations “located within” Oregon and other business corporations “doing or authorized to do business within” Oregon. Oregon imposes a corporate income tax on corporations not subject to the Oregon corporation excise tax. Corporations subject to the Oregon corporation income tax should consult their tax advisors regarding distributions from the Oregon Fund. Shares of the Oregon Fund will not be subject to Oregon property tax.

South Carolina Taxes. In the opinion of special tax counsel to the South Carolina Fund, under existing South Carolina law as long as the South Carolina Fund qualifies as a separate “regulated investment company” under the Code, shareholders of the South Carolina Fund will not be required to include in their South Carolina gross income distributions from the South Carolina Fund to the extent such distributions qualify as “exempt-interest dividends” as defined in the Code, which are directly attributable to interest received by the South Carolina Fund on tax-exempt obligations issued by the State of South Carolina or its political subdivisions or the United States. In the event the South Carolina Fund fails to qualify as a separate “regulated investment company,” the foregoing exemption may be unavailable or substantially limited. The opinion addresses the tax consequences when the South Carolina Fund invests directly in these obligations. The application of these consequences to the South Carolina Fund when investing indirectly in ^these obligations, through a common law trust taxable as a partnership, was ruled upon favorably by the South Carolina Tax Commission.

Capital gains distributed by the South Carolina Fund, or gains realized by a shareholder from a redemption or sale of shares of the South Carolina Fund, will be subject to South Carolina income taxes. As intangible personal property, the shares of the South Carolina Fund are exempt from any and all ad valorem taxation in South Carolina.

Tennessee Taxes. In the opinion of special tax counsel to the Tennessee Fund, individual shareholders of the Tennessee Fund will not be subject to Tennessee individual income tax on distributions received from the Tennessee Fund to the extent such distributions are attributable to interest the Tennessee Fund receives on (i) bonds or securities of the U.S. Government or any agency or instrumentality thereof, (ii) bonds of the State of Tennessee or any county, municipality or political subdivision thereof, including any agency, board, authority or commission, or (iii) bonds of Puerto Rico, U.S. Virgin Islands or Guam.

The opinion of special tax counsel is based on a ruling of the Tennessee Department of Revenue obtained by counsel on behalf of the Tennessee Fund. That ruling is subject to change. The Tennessee Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income received by the Tennessee Fund on municipal bonds during the preceding year.

On March 16, 1994, the Tennessee Fund received a letter ruling from the Department of Revenue of the State of Tennessee to the effect that distributions of capital gains from the Tennessee Fund attributable to tax-exempt securities are exempt

32

from Tennessee income tax. Tennessee Fund management believes that Eaton Vance is the only mutual fund sponsor that has obtained such a ruling. The ruling is subject to change under certain conditions.

Virginia Taxes. In the opinion of special tax counsel to the Virginia Fund, under existing Virginia law, distributions from the Virginia Fund will not be subject to Virginia individual, trust, estate, or corporate income taxation to the extent that such distributions are either (i) excluded from federal gross income and attributable to interest the Virginia Fund receives on obligations of Virginia, its political subdivisions, or its instrumentalities, or Puerto Rico, U.S. Virgin Islands, or Guam or (ii) attributable to interest the Virginia Fund receives on direct obligations of the United States. These Virginia income tax exemptions will be available only if the Virginia Fund complies with the requirement of the Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations described in §103(a) of the Code. The Virginia Fund intends to comply with that requirement. Other distributions from the Virginia Fund, including certain capital gains, generally will not be exempt from Virginia income taxation.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Virginia Fund generally will not be deductible for Virginia income tax purposes. Neither the Trust nor the Virginia Fund will be subject to any Virginia intangible property tax on any obligations in the Virginia Fund. In addition, shares of the Virginia Fund held for investment purposes will not be subject to any Virginia intangible personal property tax.

33

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the past five years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the annual report, which is available on request.

^

	Alabama Fund
	Year Ended August 31,

	2005(1)		2004(1)		2003		2002(1)(2)		2001(1)

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.800	$10.770	$ 9.720	$10.690	$ 9.920	$10.910	$ 9.960	$10.960	$ 9.410	$10.350

Income (loss) from operations
Net investment income	$ 0.422	$ 0.384	$ 0.454	$ 0.423	$ 0.475	$ 0.439	$ 0.471	$ 0.440	$ 0.479	$ 0.444
Net realized and unrealized gain (loss)	0.099	0.108	0.085	0.080	(0.206)	(0.219)	(0.042)	(0.050)	0.548	0.611

Total income (loss) from operations	$ 0.521	$ 0.492	$ 0.539	$ 0.503	$ 0.269	$ 0.220	$ 0.429	$ 0.390	$ 1.027	$ 1.055

Less distributions
From net investment income	$ (0.431)	$ (0.392)	$ (0.459)	$ (0.423)	$(0.469)	$ (0.440)	$(0.469)	$ (0.440)	$(0.477)	$ (0.445)

Total distributions	$ (0.431)	$ (0.392)	$ (0.459)	$ (0.423)	$(0.469)	$ (0.440)	$(0.469)	$ (0.440)	$(0.477)	$ (0.445)

Net asset value - End of year	$ 9.890	$10.870	$ 9.800	$10.770	$ 9.720	$10.690	$ 9.920	$10.910	$ 9.960	$10.960

Total Return (3)	5.43%	4.81%(4)	5.61%	4.77%	2.74%	2.02%	4.49%	3.70%	11.22%	10.45%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$42,390	$17,556	$40,225	$19,947	$ 9,226	$55,263	$ 7,846	$56,363	$ 6,256	$57,782
Ratios (As a percentage of average daily net assets):

Expenses (5)	0.76%	1.51%	0.76%	1.52%	0.76%	1.51%	0.82%	1.57%	0.83%	1.58%
Expenses after custodian fee reduction (5)	0.75%	1.50%	0.76%	1.52%	0.74%	1.49%	0.81%	1.56%	0.81%	1.56%
Net investment income	4.29%	3.55%	4.63%	3.88%	4.78%	4.04%	4.83%	4.09%	4.95%	4.20%

Portfolio Turnover of the Portfolio(6)	0%	0%	23%	23%	10%	10%	25%	25%	14%	14%
Portfolio Turnover of the Fund	16%	16%	—	—	—	—	—	—	—	—

(1)	Net investment income per share was computed using average shares outstanding.
(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 for each Class follows. Class A: increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.82% to 4.83%; Class B: increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.08% to 4.09%. ^Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)	Returns are historical and are calculated by determining the percentage ^change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)	Total return reflects an increase of 0.15% due to a change in the timing of payment and reinvestment of distributions.
(^5)	Includes the Fund’s share of its corresponding Portfolio’s allocated ^expenses while the Fund was making investments directly into the Portfolio.
^

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

34

^Financial Highlights (continued)

	Arkansas Fund
	Year Ended August 31,

	2005(1)		2004(1)			2003	2002(1)(2)		2001

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.880	$10.610	$ 9.730	$10.460	$9.980	$10.720	$ 9.960	$10.690	$ 9.520	$10.210

Income (loss) from operations
Net investment income	$ 0.460	$ 0.416	$ 0.483	$ 0.443	$0.490	$ 0.444	$ 0.486	$ 0.447	$ 0.495	$0.453
Net realized and unrealized gain (loss)	(0.002)	0.007	0.150	0.145	(0.251)	(0.259)	0.023	0.028	0.439	0.472

Total income (loss) from operations	$ 0.458	$ 0.423	$ 0.633	$ 0.588	$0.239	$ 0.185	$ 0.509	$ 0.475	$ 0.934	$0.925

Less distributions
From net investment income	$ (0.468)	$(0.423)	$ (0.483)	$ (0.438)	$(0.489)	$ (0.445)	$(0.489)	$ (0.445)	$(0.494)	$ (0.445)

Total distributions	$ (0.468)	$ (0.423)	$ (0.483)	$ (0.438)	$(0.489)	$ (0.445)	$(0.489)	$ (0.445)	$(0.494)	$ (0.445)

Net asset value - End of year	$ 9.870	$10.610	$ 9.880	$10.610	$9.730	$10.460	$ 9.980	$10.720	$ 9.960	$10.690

Total Return (3)	4.74%	4.23%(4)	6.58%	5.68%	2.42%	1.72%	5.31%	4.60%	10.08%	9.27%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,014	$ 8,924	$33,215	$10,354	$9,480	$33,975	$ 7,383	$35,711	$ 5,162	$37,059
Ratios (As a percentage of average daily net assets):

Expenses (5)	0.74%	1.49%	0.72%	1.47%	0.73%	1.48%	0.81%	1.56%	0.77%	1.52%
Expenses after custodian fee reduction (5)	0.73%	1.48%	0.72%	1.47%	0.71%	1.46%	0.80%	1.55%	0.75%	1.50%
Net investment income	4.65%	3.92%	4.86%	4.13%	4.90%	4.17%	4.95%	4.24%	5.11%	4.36%

Portfolio Turnover of the Portfolio(6)	0%	0%	15%	15%	25%	25%	23%	23%	9%	9%
Portfolio Turnover of the Fund	14%	14%	—	—	—	—	—	—	—	—

(1)	Net investment income per share was computed using average shares outstanding.
(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 for each Class follows. Class A: increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 4.94% to 4.95%; Class B: increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 4.23% to 4.24%. ^Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)	Returns are historical and are calculated by determining the percentage ^change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)	Total return reflects an increase of 0.17% due to a change in the timing of payment and reinvestment of distributions.
(^5)	Includes the Fund’s share of its corresponding Portfolio’s allocated ^expenses while the Fund was making investments directly into the Portfolio.
^

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

35

Financial Highlights (continued)^

	Georgia Fund
	Year Ended August 31,

	2005(1)		2004(1)		2003(1)		2002(1)(2)		2001(1)

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.480	$10.130	$ 9.260	$ 9.900	$ 9.410	$10.050	$ 9.480	$10.120	$ 9.020	$ 9.630

Income (loss) from operations
Net investment income	$ 0.448	$ 0.404	$ 0.473	$ 0.435	$ 0.478	$ 0.437	$ 0.485	$ 0.439	$ 0.470	$ 0.429
Net realized and unrealized gain (loss)	0.039	0.028	0.213	0.218	(0.162)	(0.164)	(0.089)	(0.086)	0.463	0.493

Total income (loss) from operations	$ 0.487	$ 0.432	$ 0.686	$ 0.653	$ 0.316	$ 0.273	$ 0.396	$ 0.353	$ 0.933	$ 0.922

Less distributions
From net investment income	$ (0.457)	$ (0.412)	$ (0.466)	$ (0.423)	$(0.466)	$ (0.423)	$(0.466)	$ (0.423)	$(0.473)	$ (0.432)

Total distributions	$ (0.457)	$ (0.412)	$ (0.466)	$ (0.423)	$(0.466)	$ (0.423)	$(0.466)	$ (0.423)	$(0.473)	$ (0.432)

Net asset value - End of year	$ 9.510	$10.150	$ 9.480	$10.130	$ 9.260	$ 9.900	$ 9.410	$10.050	$ 9.480	$10.120

Total Return (3)	5.25%	4.52%(4)	7.52%	6.69%	3.39%	2.72%	4.38%	3.64%	10.65%	9.82%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$42,511	$15,075	$38,229	$15,860	$ 4,234	$49,773	$ 3,425	$52,400	$ 8,441	$55,051
Ratios (As a percentage of average daily net assets):

Expenses (5)	0.77%	1.52%	0.78%	1.53%	0.77%	1.52%	0.85%	1.60%	0.80%	1.56%

Expenses after custodian fee reduction (5)	0.75%	1.50%	0.78%	1.53%	0.75%	1.50%	0.84%	1.59%	0.77%	1.53%
Net investment income	4.71%	3.98%	5.02%	4.27%	5.07%	4.34%	5.24%	4.43%	5.12%	4.38%

Portfolio Turnover of the Portfolio(6)	2%	2%	3%	3%	16%	16%	18%	18%	8%	8%
Portfolio Turnover of the Fund	11%	11%	—	—	—	—	—	—	—	—

(1)	Net investment income per share was computed using average shares outstanding.
(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 for each Class follows. Class A: increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 5.23% to 5.24%; Class B: increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.42% to 4.43%. ^Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)	Returns are historical and are calculated by determining the percentage ^change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)	Total return reflects an increase of 0.18% due to a change in the timing of payment and reinvestment of distributions.
(^5)	Includes the Fund’s share of its corresponding Portfolio’s allocated ^expenses while the Fund was making investments directly into the Portfolio.
^

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

36

Financial Highlights (continued)^

	Kentucky Fund
	Year Ended August 31,

	2005(1)		2004(1)		2003(1)		2002(1)(2)		2001(1)

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.320	$10.060	$ 9.240	$ 9.970	$ 9.420	$10.160	$ 9.500	$10.250	$ 9.160	$ 9.870

Income (loss) from operations
Net investment income	$ 0.424	$ 0.384	$ 0.442	$ 0.406	$ 0.446	$ 0.408	$ 0.463	$ 0.418	$ 0.446	$ 0.406
Net realized and unrealized gain (loss)	0.005(3)	(0.007)	0.077	0.081	(0.174)	(0.188)	(0.091)	(0.098)	0.378	0.416

Total income (loss) from operations	$ 0.429	$ 0.377	$ 0.519	$ 0.487	$ 0.272	$ 0.220	$ 0.372	$ 0.320	$ 0.824	$ 0.822

Less distributions
From net investment income	$ (0.429)	$ (0.387)	$ (0.439)	$ (0.397)	$(0.452)	$ (0.410)	$(0.452)	$ (0.410)	$(0.484)	$ (0.442)

Total distributions	$ (0.429)	$ (0.387)	$ (0.439)	$ (0.397)	$(0.452)	$ (0.410)	$(0.452)	$ (0.410)	$(0.484)	$ (0.442)

Net asset value - End of year	$ 9.320	$10.050	$ 9.320	$10.060	$ 9.240	$ 9.970	$ 9.420	$10.160	$ 9.500	$10.250

Total Return (4)	4.71%	3.99%(5)	5.70%	4.96%	2.90%	2.15%	4.09%	3.26%	9.26%	8.56%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$50,371	$13,305	$47,288	$16,433	$ 4,248	$63,232	$ 3,103	$66,312	$ 7,645	$72,000
Ratios (As a percentage of average daily net assets):

Expenses (6)	0.77%	1.52%	0.78%	1.53%	0.77%	1.52%	0.80%	1.55%	0.85%	1.59%
Expenses after custodian fee reduction (6)	0.75%	1.50%	0.77%	1.52%	0.75%	1.50%	0.79%	1.54%	0.81%	1.55%
Net investment income	4.56%	3.82%	4.77%	4.00%	4.73%	4.01%	4.97%	4.17%	4.79%	4.08%

Portfolio Turnover of the Portfolio(7)	0%	0%	3%	3%	10%	10%	5%	5%	15%	15%
Portfolio Turnover of the Fund	22%	22%	—	—	—	—	—	—	—	—

(1)	Net investment income per share was computed using average shares outstanding.
(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 for each Class follows. Class A: increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 4.95% to 4.97%; Class B: increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 4.15% to 4.17%. ^Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount at the per share realized and unrealized gains and losses at such time.

(^4)	Returns are historical and are calculated by determining the percentage ^change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)	Total return reflects an increase of 0.17% due to a change in the timing of payment and reinvestment of distributions.
(^6)	Includes the Fund’s share of its corresponding Portfolio’s allocated ^expenses while the Fund was making investments directly into the Portfolio.
^

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

37

Financial Highlights (continued)^

	Louisiana Fund
	Year Ended August 31,

	2005(1)		2004(1)		2003		2002(1)(2)		2001(1)

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.840	$10.400	$ 9.610	$10.150	$ 9.790	$10.350	$ 9.810	$10.380	$ 9.240	$ 9.770

Income (loss) from operations
Net investment income	$ 0.460	$ 0.411	$ 0.485	$ 0.438	$ 0.490	$ 0.441	$ 0.486	$ 0.438	$ 0.463	$ 0.414
Net realized and unrealized gain (loss)	0.123	0.120	(0.217)	0.233	(0.208)	(0.227)	(0.047)	(0.056)	0.573	0.615

Total income (loss) from operations	$ 0.583	$ 0.531	$ 0.702	$ 0.671	$ 0.282	$ 0.214	$ 0.439	$ 0.382	$ 1.036	$ 1.029

Less distributions
From net investment income	$ (0.463)	$(0.411)	$ (0.472)	$(0.421)	$(0.462)	$ (0.414)	$(0.459)	$ (0.412)	$(0.466)	$ (0.419)

Total distributions	$ (0.463)	$ (0.411)	$ (0.472)	$ (0.421)	$(0.462)	$ (0.414)	$(0.459)	$ (0.412)	$(0.466)	$ (0.419)

Net asset value - End of year	$ 9.960	$10.520	$9.8400	$10.400	$ 9.610	$10.150	$ 9.790	$10.350	$ 9.810	$10.380

Total Return (3)	6.04%	5.36%(4)	7.44%	6.72%	2.89%	2.05%	4.66%	3.82%	11.51%	10.78%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,317	$ 8,285	$17,793	$ 9,444	$ 6,027	$22,312	$ 5,885	$23,393	$ 5,555	$23,584
Ratios (As a percentage of average daily net assets):

Expenses (5)	0.76%	1.51%	0.76%	1.51%	0.74%	1.49%	0.80%	1.55%	0.83%	1.59%
Expenses after custodian fee reduction (5)	0.75%	1.50%	0.75%	1.50%	0.72%	1.47%	0.78%	1.53%	0.80%	1.56%
Net investment income	4.63%	3.91%	4.98%	4.23%	5.00%	4.25%	5.05%	4.30%	4.88%	4.14%

Portfolio Turnover of the Portfolio(6)	0%	0%	9%	9%	21%	21%	25%	25%	14%	14%
Portfolio Turnover of the Fund	12%	12%	—	—	—	—	—	—	—	—

(1)	Net investment income per share was computed using average shares outstanding.
(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 for each Class follows. Class A: increase net investment income per share by $0.015, increase net realized and unrealized losses per share by $0.015 and increase the ratio of net investment income to average net assets from 4.90% to 5.05%; Class B: increase net investment income per share by $0.015, increase net realized and unrealized losses per share by $0.015 and increase the ratio of net investment income to average net assets from 4.15% to 4.30%. ^Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)	Returns are historical and are calculated by determining the percentage ^change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)	Total return reflects an increase of 0.17% due to a change in the timing of payment and reinvestment of distributions.
(^5)	Includes the Fund’s share of its corresponding Portfolio’s allocated ^expenses while the Fund was making investments directly into the Portfolio.
^

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

38

^Financial Highlights (continued)

	Maryland Fund
	Year Ended August 31,

	2005(1)		2004(1)		2003(1)		2002(1)(2)		2001

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.490	$10.350	$ 9.500	$10.360	$ 9.700	$10.580	$ 9.700	$10.580	$ 9.160	$10.000

Income (loss) from operations
Net investment income	$ 0.442	$ 0.405	$ 0.459	$ 0.426	$ 0.454	$ 0.416	$ 0.452	$ 0.419	$ 0.462	$0.431
Net realized and unrealized gain (loss)	0.094	0.103	0.022	0.018	(0.203)	(0.222)	(0.003)(3)	(0.007)(3)	0.511	0.546

Total income (loss) from operations	$ 0.536	$ 0.508	$ 0.481	$ 0.444	$ 0.251	$ 0.194	$ 0.449	$ 0.412	$ 0.973	$0.977

Less distributions
From net investment income	$ (0.436)	$ (0.398)	$ (0.449)	$ (0.412)	$(0.449)	$ (0.412)	$ (0.449)	$ (0.412)	$(0.433)	$ (0.397)
From net realized gain	$ --	$ --	$ (0.042)	$ (0.042)	$(0.002)	$ (0.002)	$ --	$ --	$ --	$--

Total distributions	$ (0.436)	$ (0.398)	$ (0.491)	$ (0.454)	$(0.451)	$ (0.414)	$ (0.449)	$ (0.412)	$(0.433)	$ (0.397)

Net asset value - End of year	$ 9.590	$10.460	$ 9.490	$10.350	$ 9.500	$10.360	$ 9.700	$10.580	$ 9.700	$10.580

Total Return (4)	5.77%	5.17%(5)	5.14%	4.34%	2.58%	1.80%	4.80%	4.02%	10.88%	9.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$45,791	$19,783	$45,913	$25,455	$ 8,085	$70,431	$10,820	$74,435	$ 6,331	$75,790
Ratios (As a percentage of average daily net assets):

Expenses (6)	0.80%	1.55%	0.79%	1.54%	0.78%	1.53%	0.85%	1.60%	0.83%	1.57%
Expenses after custodian fee reduction (6)	0.79%	1.54%	0.79%	1.54%	0.76%	1.51%	0.83%	1.58%	0.78%	1.52%
Net investment income	4.64%	3.90%	4.84%	4.05%	4.67%	3.92%	4.73%	4.02%	4.99%	4.21%

Portfolio Turnover of the Portfolio(7)	—	—	12%	12%	28%	28%	25%	25%	18%	18%
Portfolio Turnover of the Fund	10%	10%	—	—	—	—	—	—	—	—

(1)	Net investment income per share was computed using average shares outstanding.
(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 for each Class follows. Class A: increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%; Class B: increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. ^Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)	Per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)	Total return reflects an increase of 0.17% due to a change in the timing of payment and reinvestment of distributions.
(^6)	Includes the Fund’s share of its corresponding Portfolio’s allocated ^expenses while the Fund was making investments directly into the Portfolio.
^

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investment directly into the Portfolio.

39

Financial Highlights (continued)^

	Missouri Fund
	Year Ended August 31,

	2005(1)		2004(1)			2003(1)	2002(1)(2)		2001

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$10.080	$11.140	$ 9.890	$10.930	$10.090	$11.140	$10.130	$11.190	$ 9.550	$10.550

Income (loss) from operations
Net investment income	$ 0.462	$ 0.429	$ 0.497	$ 0.474	$0.510	$ 0.482	$ 0.520	$ 0.494	$ 0.520	$ 0.493
Net realized and unrealized gain (loss)	0.116	0.125	0.232	0.244	(0.192)	(0.201)	(0.043)	(0.053)	0.561	0.622

Total income (loss) from operations	$ 0.578	$ 0.554	$ 0.729	$ 0.718	$0.318	$ 0.281	$ 0.477	$ 0.441	$ 1.081	$ 1.115

Less distributions
From net investment income	$ (0.478)	$ (0.444)	$ (0.539)	$ (0.508)	$(0.518)	$ (0.491)	$(0.517)	$ (0.491)	$(0.501)	$ (0.475)

Total distributions	$ (0.478)	$ (0.444)	$ (0.539)	$ (0.508)	$ (0.518)	$ (0.491)	$ (0.517)	$ (0.491)	$ (0.501)	$ (0.475)

Net asset value - End of year	$10.180	$11.250	$10.080	$11.140	$9.890	$10.930	$10.090	$11.140	$10.130	$11.190

Total Return (3)	5.87%	5.26%(4)	7.53%	6.71%	3.18%	2.52%	4.92%	4.09%	11.65%	10.84%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$55,806	$13,142	$44,385	$12,903	$7,311	$49,870	$ 6,301	$52,305	$ 4,378	$53,027
Ratios (As a percentage of average daily net assets):

Expenses (5)	0.79%	1.54%	0.81%	1.56%	0.79%	1.54%	0.80%	1.55%	0.82%	1.57%
Expenses after custodian fee reduction (5)	0.76%	1.51%	0.80%	1.55%	0.77%	1.52%	0.79%	1.54%	0.80%	1.55%
Net investment income	4.58%	3.85%	4.99%	4.26%	5.06%	4.32%	5.24%	4.50%	5.34%	4.54%

Portfolio Turnover of the Portfolio(6)	0%	0%	10%	10%	20%	20%	8%	8%	8%	8%
Portfolio Turnover of the Fund	6%	6%	—	—	—	—	—	—	—	—

(1)	Net investment income per share was computed using average shares outstanding.
(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 for each Class follows. Class A: increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 5.23% to 5.24%; Class B: increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.49% to 4.50%. ^Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)	Total return reflects an increase of 0.16% due to a change in the timing of payment and reinvestment of distributions.
(^5)	Includes the Fund’s share of its corresponding Portfolio’s allocated ^expenses while the Fund was making investments directly into the Portfolio.
^

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

40

Financial Highlights (continued)^

	North Carolina Fund
	Year Ended August 31,

	2005(1)		2004(1)		2003(1)		2002(1)(2)		2001(1)

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.390	$10.100	$ 9.320	$10.030	$ 9.600	$10.310	$ 9.670	$10.390	$ 9.260	$ 9.970

Income (loss) from operations
Net investment income	$ 0.419	$ 0.375	$ 0.436	$ 0.402	$ 0.447	$ 0.405	$ 0.467	$ 0.427	$ 0.477	$ 0.431
Net realized and unrealized gain (loss)	(0.052)	(0.061)	0.071	0.062	(0.275)	(0.277)	(0.085)	(0.099)	0.403	0.423

Total income (loss) from operations	$ 0.367	$ 0.314	$ 0.507	$ 0.464	$ 0.172	$ 0.128	$ 0.382	$ 0.328	$ 0.880	$ 0.854

Less distributions
From net investment income	$ (0.417)	$ (0.374)	$ (0.437)	$ (0.394)	$(0.452)	$ (0.408)	$(0.452)	$ (0.408)	$(0.470)	$ (0.434)

Total distributions	$ (0.417)	$ (0.374)	$ (0.437)	$ (0.394)	$(0.452)	$ (0.408)	$(0.452)	$ (0.408)	$(0.470)	$ (0.434)

Net asset value - End of year	$ 9.340	$10.040	$ 9.390	$10.100	$ 9.320	$10.030	$ 9.600	$10.310	$ 9.670	$10.390

Total Return (3)	4.00%	3.32%(4)	5.52%	4.69%	1.80%	1.23%	4.12%	3.29%	9.77%	8.78%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$57,823	$15,344	$61,704	$18,098	$ 9,351	$79,932	$ 9,036	$86,499	$ 7,917	$92,747
Ratios (As a percentage of average daily net assets):

Expenses (5)	0.79%	1.54%	0.79%	1.54%	0.79%	1.54%	0.83%	1.58%	0.84%	1.59%
Expenses after custodian fee reduction (5)	0.79%	1.54%	0.79%	1.54%	0.77%	1.52%	0.83%	1.58%	0.81%	1.56%
Net investment income	4.48%	3.73%	4.65%	3.93%	4.69%	3.96%	4.93%	4.20%	5.09%	4.26%

Portfolio Turnover of the Portfolio(6)	0%	0%	19%	19%	21%	21%	21%	21%	28%	28%
Portfolio Turnover of the Fund	8%	8%	—	—	—	—	—	—	—	—

(1)	Net investment income per share was computed using average shares outstanding.
(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 for each Class follows. Class A: increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.92% to 4.93%; Class B: increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.19% to 4.20%. ^Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)	Returns are historical and are calculated by determining the percentage ^change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)	Total return reflects an increase of 0.16% due to a change in the timing of payment and reinvestment of distributions.
(^5)	Includes the Fund’s share of its corresponding Portfolio’s allocated ^expenses while the Fund was making investments directly into the Portfolio.
^

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

41

Financial Highlights (continued)^

	Oregon Fund
	Year Ended August 31,

	2005(1)		2004(1)		2003(1)		2002(1)(2)		2001

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.480	$10.370	$ 9.420	$10.300	$ 9.690	$10.600	$ 9.720	$10.630	$ 9.370	$10.250

Income (loss) from operations
Net investment income	$ 0.470	$ 0.438	$ 0.497	$ 0.470	$ 0.496	$ 0.466	$ 0.489	$ 0.459	$ 0.484	$0.452
Net realized and unrealized gain (loss)	(0.015)	(0.026)	0.062	0.068	(0.278)	(0.309)	(0.031)	(0.035)	0.354	0.380

Total income (loss) from operations	$ 0.455	$ 0.412	$ 0.559	$ 0.538	$ 0.218	$ 0.157	$ 0.458	$ 0.424	$ 0.838	$0.832

Less distributions*
From net investment income	$ (0.475)	$ (0.442)	$ (0.499)	$ (0.468)	$(0.488)	$ (0.457)	$(0.488)	$ (0.454)	$(0.488)	$ (0.452)

Total distributions	$ (0.475)	$ (0.442)	$ (0.499)	$ (0.468)	$(0.488)	$ (0.457)	$(0.488)	$ (0.454)	$(0.488)	$ (0.452)

Net asset value - End of year	$ 9.460	$10.340	$ 9.480	$10.370	$ 9.420	$10.300	$ 9.690	$10.600	$ 9.720	$10.630

Total Return (3)	4.91%	4.24%(4)	5.98%	5.26%	2.30%	1.49%	4.90%	4.13%	9.20%	8.32%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$66,240	$22,363	$55,604	$24,787	$ 9,778	$72,634	$ 7,638	$75,861	$ 5,367	$78,458
Ratios (As a percentage of average daily net assets):

Expenses (5)	0.80%	1.55%	0.81%	1.56%	0.80%	1.55%	0.81%	1.56%	0.83%	1.58%
Expenses after custodian fee reduction (5)	0.79%	1.54%	0.80%	1.55%	0.78%	1.53%	0.80%	1.55%	0.82%	1.57%
Net investment income	4.96%	4.24%	5.19%	4.45%	5.19%	4.45%	5.11%	4.39%	5.09%	4.37%

Portfolio Turnover of the Portfolio(6)	0%	0%	6%	6%	16%	16%	21%	21%	13%	13%
Portfolio Turnover of the Fund	27%	27%	—	—	—	—	—	—	—	—

(1)	Net investment income per share was computed using average shares outstanding.
(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 for each Class follows. Class A: increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003 and increase the ratio of net investment income to average net assets from 5.08% to 5.11%; Class B: increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003 and increase the ratio of net investment income to average net assets from 4.36% to 4.39%. ^Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)	Returns are historical and are calculated by determining the percentage ^change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)	Total return reflects an increase of 0.18% due to a change in the timing of payment and reinvestment of distributions.
(^5)	Includes the Fund’s share of its corresponding Portfolio’s allocated ^expenses while the Fund was making investments directly into the Portfolio.
^

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

42

Financial Highlights (continued)^

	South Carolina Fund

					Year Ended August 31,

	2005(1)		2004		2003		2002(1)(2)		2001(1)

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.710	$10.300	$ 9.450	$10.020	$ 9.660	$10.250	$ 9.710	$10.300	$ 9.200	$ 9.760

Income (loss) from operations
Net investment income	$ 0.463	$ 0.417	$ 0.508	$ 0.465	$ 0.488	$ 0.441	$ 0.483	$ 0.441	$ 0.483	$ 0.445
Net realized and unrealized gain (loss)	0.370	0.387	0.265	0.283	(0.213)	(0.231)	(0.052)	(0.057)	0.520	0.542

Total income (loss) from operations	$ 0.833	$ 0.804	$ 0.773	$ 0.748	$ 0.275	$ 0.210	$ 0.431	$ 0.384	$ 1.003	$ 0.987

Less distributions
From net investment income	$ (0.483)	$ (0.434)	$ (0.513)	$ (0.468)	$ (0.485)	$ (0.440)	$(0.481)	$ (0.434)	$(0.493)	$ (0.447)

Total distributions	$ (0.483)	$ (0.434)	$ (0.513)	$ (0.468)	$ (0.485)	$ (0.440)	$(0.481)	$ (0.434)	$(0.493)	$ (0.447)

Net asset value - End of year	$10.060	$10.670	$ 9.710	$10.300	$ 9.450	$10.020	$ 9.660	$10.250	$ 9.710	$10.300

Total Return (3)	8.78%	8.16%(4)	8.32%	7.58%	2.88%	2.06%	4.61%	3.87%	11.24%	10.39%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$50,953	$18,039	$34,601	$18,529	$10,727	$40,459	$ 8,907	$37,935	$ 4,236	$35,378
Ratios (As a percentage of average daily net assets):

Expenses (5)	0.75%	1.50%	0.75%	1.50%	0.73%	1.48%	0.80%	1.56%	0.75%	1.49%
Expenses after custodian fee reduction (5)	0.72%	1.47%	0.75%	1.50%	0.71%	1.46%	0.78%	1.54%	0.70%	1.44%
Net investment income	4.69%	3.98%	5.22%	4.50%	5.06%	4.33%	5.05%	4.35%	5.14%	4.84%

Portfolio Turnover of the Portfolio(6)	0%	0%	59%	59%	37%	37%	15%	15%	21%	21%
Portfolio Turnover of the Fund	35%	35%	—	—	—	—	—	—	—	—

(1)	Net investment income per share was computed using average shares outstanding.
(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 for each Class follows. Class A: increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003 and increase the ratio of net investment income to average net assets from 5.02% to 5.05%; Class B: increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003 and increase the ratio of net investment income to average net assets from 4.32% to 4.35%. ^Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation^.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)	Total return reflects an increase of 0.18% due to a change in the timing of payment and reinvestment of distributions.
(^5)	Includes the Fund’s share of its corresponding Portfolio’s allocated ^expenses while the Fund was making investments directly into the Portfolio.
^

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

43

Financial Highlights (continued)^

	Tennessee Fund

	Year Ended August 31,

	2005(1)		2004(1)		2003		2002(1)(2)		2001

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.900	$10.780	$ 9.790	$10.660	$ 9.910	$10.800	$ 9.920	$10.800	$ 9.480	$10.320

Income (loss) from operations
Net investment income	$ 0.431	$ 0.390	$ 0.462	$ 0.429	$ 0.469	$ 0.433	$ 0.479	$ 0.444	$ 0.484	$0.451
Net realized and unrealized gain (loss)	(0.001)	(0.010)	0.133	0.137	(0.111)	(0.133)	(0.011)	(0.004)	0.434	0.466

Total income (loss) from operations	$ 0.430	$ 0.380	$ 0.595	$ 0.566	$ 0.358	$ 0.300	$ 0.468	$ 0.440	$ 0.918	$0.917

Less distributions
From net investment income	$ (0.450)	$ (0.410)	$ (0.485)	$ (0.446)	$(0.478)	$ (0.440)	$(0.478)	$ (0.440)	$(0.478)	$ (0.437)

Total distributions	$ (0.450)	$ (0.410)	$ (0.485)	$ (0.446)	$(0.478)	$ (0.440)	$(0.478)	$ (0.440)	$(0.478)	$ (0.437)

Net asset value - End of year	$ 9.880	$10.750	$ 9.900	$10.780	$ 9.790	$10.660	$ 9.910	$10.800	$ 9.920	$10.800

Total Return (3)	4.44%	3.75%(4)	6.17%	5.39%	3.65%	2.79%	4.91%	4.22%	9.94%	9.09%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$42,088	$10,346	$39,285	$11,924	$ 9,051	$39,182	$ 6,672	$41,087	$ 4,654	$42,550
Ratios (As a percentage of average daily net assets):

Expenses (5)	0.76%	1.51%	0.74%	1.49%	0.74%	1.49%	0.76%	1.51%	0.76%	1.51%
Expenses after custodian fee reduction (5)	0.75%	1.50%	0.73%	1.48%	0.71%	1.46%	0.74%	1.49%	0.72%	1.47%
Net investment income	4.36%	3.63%	4.69%	3.95%	4.72%	3.99%	4.91%	4.19%	5.03%	4.30%

Portfolio Turnover of the Portfolio(6)	0%	0%	20%	20%	17%	17%	19%	19%	11%	11%
Portfolio Turnover of the Fund	13%	13%	—	—	—	—	—	—	—	—

(1)	Net investment income per share was computed using average shares outstanding.
(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 for each Class follows. Class A: increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%; Class B: increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. ^Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)	Returns are historical and are calculated by determining the percentage ^change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)	Total return reflects an increase of 0.16% due to a change in the timing of payment and reinvestment of distributions.
(^5)	Includes the Fund’s share of its corresponding Portfolio’s allocated ^expenses while the Fund was making investments directly into the Portfolio.
^

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

44

Financial Highlights (continued)^

	Virginia Fund

	Year Ended August 31,

	2005(1)		2004(1)		2003(1)		2002(1)(2)		2001(1)

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.590	$10.610	$ 9.390	$10.400	$ 9.600	$ 10.630	$ 9.700	$ 10.730	$ 9.220	$ 10.200

Income (loss) from operations
Net investment income	$ 0.426	$ 0.392	$ 0.451	$ 0.426	$ 0.463	$ 0.434	$ 0.475	$ 0.448	$ 0.464	$0.435
Net realized and unrealized gain (loss)	0.202	0.222	0.202	0.204	(0.217)	(0.240)	(0.119)	(0.124)	0.492	0.545

Total income (loss) from operations	$ 0.628	$ 0.614	$ 0.653	$ 0.630	$ 0.246	$ 0.194	$ 0.356	$ 0.324	$ 0.956	$0.980

Less distributions
From net investment income	$ (0.428)	$ (0.394)	$ (0.453)	$ (0.420)	$(0.456)	$ (0.424)	$(0.456)	$ (0.424)	$(0.476)	$ (0.450)

Total distributions	$ (0.428)	$ (0.394)	$ (0.453)	$ (0.420)	$(0.456)	$ (0.424)	$(0.456)	$ (0.424)	$(0.476)	$ (0.450)

Net asset value - End of year	$ 9.790	$10.830	$ 9.590	$10.610	$ 9.390	$ 10.400	$ 9.600	$ 10.630	$ 9.700	$ 10.730

Total Return (3)	6.70%	6.06%(4)	7.06%	6.15%	2.58%	1.81%	3.82%	3.14%	10.66%	9.86%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$78,848	$29,456	$73,924	$32,477	$ 9,477	$103,739	$ 8,357	$110,881	$ 7,164	$114,367
Ratios (As a percentage of average daily net assets):

Expenses (5)	0.80%	1.55%	0.79%	1.54%	0.81%	1.56%	0.82%	1.57%	0.84%	1.60%
Expenses after custodian fee reduction (5)	0.79%	1.54%	0.79%	1.54%	0.80%	1.55%	0.82%	1.57%	0.82%	1.58%
Net investment income	4.41%	3.67%	4.75%	4.00%	4.83%	4.09%	4.99%	4.25%	4.89%	4.19%

Portfolio Turnover of the Portfolio(6)	0%	0%	14%	14%	20%	20%	33%	33%	39%	39%
Portfolio Turnover of the Fund	47%	47%	—	—	—	—	—	—	—	—

(1)	Net investment income per share was computed using average shares outstanding.
(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 for each Class follows. Class A: increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.98% to 4.99%; Class B: increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.24% to 4.25%. ^Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)	Returns are historical and are calculated by determining the percentage ^change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)	Total return reflects an increase of 0.16% due to a change in the timing of payment and reinvestment of distributions.
(^5)	Includes the Fund’s share of its corresponding Portfolio’s allocated ^expenses while the Fund was making investments directly into the Portfolio.
^

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

45

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About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Fund’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc. The Eaton Vance Building 255 State Street Boston, MA 02109 1-800-225-6265 website: www.eatonvance.com

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You will find and may copy information about each Fund (including the statement of additional information and shareholder reports^) at: ^ the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

About Shareholder Accounts: You can obtain more information from Eaton Vance ^Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:^

PFPC Inc.
P.O. Box 9653
Providence, RI 02940-9653
1-800-262-1122

The Funds’ SEC File No. is 811-04409		12MUNI1/1P

113-1/06		© 2006 Eaton Vance Management
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STATEMENT OF ADDITIONAL INFORMATION January 1, 2006

Eaton Vance Alabama Municipals Fund
                           Eaton Vance Arkansas Municipals Fund
                             Eaton Vance Georgia Municipals Fund
                             Eaton Vance Kentucky Municipals Fund
                            Eaton Vance Louisiana Municipals Fund
                            Eaton Vance Maryland Municipals Fund
                            Eaton Vance Missouri Municipals Fund
                         Eaton Vance North Carolina Municipals Fund
                              Eaton Vance Oregon Municipals Fund
                         Eaton Vance South Carolina Municipals Fund
                            Eaton Vance Tennessee Municipals Fund
                              Eaton Vance Virginia Municipals Fund

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109 1-800-262-1122

This Statement of Additional Information (“SAI”) provides general information about the Funds. The Funds are non-diversified, open-end management investment companies. Each Fund is a series of Eaton Vance Municipals Trust (the “Trust”). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

	Page		Page
Strategies and Risks	^ 2	Purchasing and Redeeming Shares	^19
Investment Restrictions	8	Sales Charges	^20
Management and Organization	9	Performance	^22
Investment Advisory and Administrative Services	^14	Taxes	^24
Other Service Providers	^18	Portfolio Securities Transactions	^27
Calculation of Net Asset Value	^19	Financial Statements	^29
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Appendix A: Class A Fees, Performance and Ownership	30	Appendix E: Ratings	57
Appendix B: Class B Fees, Performance and Ownership	35	Appendix F: Eaton Vance Funds Proxy Voting Policies and Procedures	61
Appendix C: Class C Fees, Performance and Ownership	40	Appendix G: Adviser Proxy Voting Policies	63
Appendix D: State Specific Information	41

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Funds’ prospectus dated January 1, 2006, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.

© 2006 Eaton Vance Management

The following defined terms may be used herein: “SEC” for the Securities and Exchange Commission; “CFTC” for the Commodities Futures Trading Commission; “Code” for the Internal Revenue Code of 1986, as amended; “1940 Act” for the Investment Company Act of 1940, as amended; and “NASD” for the National Association of Securities Dealers, Inc.^

STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest ^semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, each Fund will ^rely on an opinion of the issuer’s counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by a Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, a Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public ^projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. Each Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, each Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other ^conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. Each Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by a Fund as a result of any such event, and a Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. Each Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by each Fund. Each Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of a Fund will be affected by such changes.

State-Specific Concentration. For a discussion of the risks associated with investing in municipal obligations of a particular state’s issuers, see “Risks of Concentration” in Appendix D. Each Fund may also invest a total of up to 35% of its net assets in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, a Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico, the U.S. Virgin Islands and Guam affecting the issuers of such obligations. Each Fund may also invest to a limited extent in obligations issued by the N. Marianna Territories and American Samoa. Information about some of these conditions and developments is included in Appendix D.

Sector Concentration. Each Fund may invest 25% or more of its total assets in municipal obligations in certain sectors. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. In particular, investments in revenue bonds might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital’s gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states. These payments are not generally fixed but rather are tied to the volume of the company’s U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state.

In addition, with respect to the airline industry, there are a number of major carriers that are experiencing significant operation problems. These problems include, but are not limited to, bankruptcy filings, competition from low cost carriers, labor and union conflicts, increasing costs associated with terrorism, increasing jet fuel prices and decreasing yields per passenger. ^Several major airlines are currently in bankruptcy, and additionally, recent court rulings associated with the United Airlines bankruptcy have ^been split on determining whether certain special facility “lease-backed” debt issuances ^are considered loans and not leases, significantly impacting the return potential of “lease-backed” airline bonds if the rulings stand.

Credit Quality. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

Municipal obligations held by a Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. A Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets and holdings rated below B will be less than 10% of net assets. In the event the rating of an obligation held by a Fund is downgraded, causing the Fund to exceed this limitation, the investment adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with each Fund’s credit quality limitations. In the case of a defaulted obligation, a Fund may incur additional expense seeking recovery of its investment. See “Portfolio of Investments” in the “Financial Statements” incorporated by reference into this SAI with respect to any defaulted obligations held by a Fund.

When a Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund’s goals is more dependent on the investment adviser’s ability than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters. The investment adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix E.

Municipal Leases. Each Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by a Fund may be deemed illiquid for the purpose of the Fund’s 15% limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider ^the factors it believes are relevant to the marketability of ^the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; ^(4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer^; (5) the willingness of the ^governmental issuer to continue to

^appropriate funds for the payment of the ^obligation; (6) how likely or remote an event of nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or ^contract; (7) the ^rating, if any, ^assigned to the ^obligation and/ or the ^governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation ^is insured as to the ^timely payment of principal and interest; and (9) all factors and information unique to the obligation ^in determining its liquidity. In the event a Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Each Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and each Fund is required to distribute that income for each taxable year. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a “when-issued” basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of a Fund’s commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. Each Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer’s outstanding indebtedness. Refunding contracts generally require the issuer to sell and a Fund to buy such securities on a settlement date that could be several months or several years in the future. Each Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time a Fund enters into the purchase commitment. When a Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund’s net asset value than if it solely set aside cash to pay for when-issued securities.

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have “put” or “demand” features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because a Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options. Each Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Each Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to a Fund or that selling institutions will be willing to permit a Fund to exercise a put to hedge against rising interest rates. A Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

OTC Options. Each Fund may enter into an agreement with a potential buyer of a municipal obligation that gives the buyer the right, but not the obligation, to purchase a municipal obligation held by the Fund at a particular price in the future and is commonly referred to as an over-the-counter option or OTC option. Such agreements will be entered solely to help facilitate the selling of municipal obligations, for instance, if the buyer wishes to lock in a price for a particular municipal obligation subject to performing due diligence on the issue or issuer. The buyer may not pay a premium for such option. Each Fund may enter into such arrangements on up to 5% of the value of such Fund’s assets. There is a risk that the value of a municipal obligation underlying an option may appreciate above the value that the buyer has agreed to pay for the municipal obligation and therefore the Fund would not be entitled to the appreciation above such price.

Variable Rate Obligations. Each Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, ^semiannually, etc.). The revised rates are usually set at the issuer’s discretion in which case the investor normally enjoys the right to “put” the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. A Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Inverse Floaters. Each Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“inverse floaters”). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

Under certain circumstances, a Fund may enter into a so-called shortfall and ^forbearance agreement with the sponsor of an inverse floater held by the Fund. Such agreements commit a Fund to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Under the standard terms of an inverse floater, a Fund would not be required to make such a reimbursement. If a Fund chooses not to enter into such an agreement, the inverse floater will be terminated and the Fund may incur a loss. Although entering into such an agreement exposes a Fund to the risk that it may have to make a reimbursement of the type described above, the Fund can receive higher interest payments than it would under a typical inverse floater and would be able to defer recognizing a loss on the inverse floater covered by the shortfall and ^forbearance agreement.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. A Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. no Fund will enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Illiquid Obligations. At times, a substantial portion of a Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with a Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. no Fund will own illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

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Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by a Fund (or of securities that a Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, a Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by a Fund are traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. Each Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. Each Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund’s custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Each Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Each Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of a Fund as a regulated investment company for federal income tax purposes. Each Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO.

Asset Coverage. To the extent required by SEC guidelines, each Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Temporary Investments. Under unusual market conditions, each Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover. Each Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). A Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by a Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to a Fund.

INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of a Fund. Accordingly, each Fund may not:

(1)	Borrow money or issue senior securities except as permitted by the 1940 Act;

(2)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(3)	Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

(4)	Purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

(5)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

(6)	Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of each Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The following nonfundamental investment policies been adopted by each Fund. A nonfundamental policy may be changed by the Trustees with respect to a Fund without approval by the Fund’s shareholders. Each Fund will not:

  make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
  invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

No Fund will invest 25% or more of its total assets in any one industry. For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the prospectus and this SAI, a Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, utilities and industrial development bonds. Each Fund reserves the right to invest more than 25% of total assets in each of these sectors.

For purposes of a Fund’s investment ^restrictions and diversification status, the determination of the “issuer” of a municipal obligation will be made by the Fund’s investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset. However, a Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of each ^Fund (see “Principal Underwriter” under “Other Service Providers”). Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

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				Number of Portfolios in Fund Complex Overseen By Trustee(1)

	Position(s) with the Trust	Term of Office and Length of Service
Name and Date of Birth			Principal Occupation(s) During Past Five Years		Other Directorships Held

Interested Trustee

JAMES B. HAWKES 11/9/41	Vice President and Trustee	Since 1985	Chairman, President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, Eaton Vance, EVC and EV, which are affiliates of the Trust.	161	Director of EVC

Noninterested Trustees

BENJAMIN C. ESTY 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

SAMUEL L. HAYES, III 2/23/35	Chairman of the Board and Trustee	Trustee since 1986 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunication services company) (since 2000).	161	Director of Tiffany & Co (specialty retailer)

				Number of Portfolios in Fund Complex Overseen By Trustee(1)

	Position(s) with the Trust	Term of Office and Length of Service
Name and Date of Birth			Principal Occupation(s) During Past Five Years		Other Directorships Held

WILLIAM H. PARK 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

RONALD A. PEARLMAN 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

NORTON H. REAMER 9/21/35	Trustee	Since 1985	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn
Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment
			management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002- 2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

LYNN A. STOUT 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

RALPH F. VERNI 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment adviser), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

(1)Includes both master and feeder funds in a master-feeder structure.

^

Principal Officers who are not Trustees

	Position(s) ^with ^the Trust	^Term of ^Office and ^Length of Service^
Name and Date of Birth			Principal Occupation(s) During Past Five Years

ROBERT B. MACINTOSH 1/22/57	President	Since 2005*	Vice President of Eaton Vance and BMR. Officer of 85 registered investment companies managed by Eaton Vance or BMR.

^
WILLIAM H. AHERN, JR. 7/28/59	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of ^70 registered ^investment companies managed by Eaton Vance or BMR.

^
CRAIG R. BRANDON 12/21/66	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of 44 registered investment companies managed by Eaton Vance or BMR.

^
CYNTHIA J. CLEMSON 3/2/63	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of ^85 registered investment companies managed by Eaton Vance or BMR.

^
^
THOMAS M. METZOLD 8/3/58	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of ^43 registered investment companies managed by Eaton Vance or BMR.

BARBARA E. CAMPBELL 6/19/57	Treasurer	Since 2005*	Vice President of Eaton Vance and BMR. Officer of 161 registered investment companies managed by Eaton Vance or BMR.

^
ALAN R. DYNNER 10/10/40	Secretary	^Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, Eaton Vance, EVD, EV and EVC. Officer of ^161 registered investment companies managed by Eaton ^Vance or BMR.

^
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PAUL M. O’NEIL 7/11/53	Chief Compliance Officer	Since 2004	Vice President of ^Eaton ^Vance and BMR. Officer of ^161 registered investment companies managed by Eaton Vance or BMR.

*Prior to ^2005, Mr. ^MacIntosh served as Vice President ^since ^1993 and ^Ms. ^Campbell served as ^Assistant Treasurer since ^1993. ^

The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

^Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the ^Trust. ^Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of ^such persons. During the fiscal year ended August 31, 2005, the Governance Committee convened seven times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee’s purposes are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to each Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended August 31, 2005, the Audit Committee convened four times.

Messrs. Hayes (Chairman), Esty, Park, Pearlman and Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust. ^The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Funds, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Funds, or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its charter revised ^on February 9, 2004, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act^. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended August 31, 2005, the Special Committee convened nine times.

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Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004^.

Dollar Range of Equity Securities Owned by
	James B. Hawkes(1)	Benjamin C. Esty(2)(4)		William H. Park(2)	Ronald A. Pearlman(2)	Norton H. Reamer(2)
Fund Name			Samuel L. Hayes(2)				Lynn A. Stout(2)	Ralph F. Verni(2)(4)
Alabama Fund	None	None	None	None	None	None	None	None
Arkansas Fund	None	None	None	None	None	None	None	None
Georgia Fund	None	None	None	None	None	None	None	None
Kentucky Fund	None	None	None	None	None	None	None	None
Louisiana Fund	None	None	None	None	None	None	None	None
Maryland Fund	None	None	None	None	None	None	None	None
Missouri Fund	None	None	None	None	None	None	None	None
North Carolina Fund	None	None	None	None	None	None	None	None
Oregon Fund	None	None	None	None	None	None	None	None
South Carolina Fund	None	None	None	None	None	None	None	None
Tennessee Fund	None	None	None	None	None	None	None	None
Virginia Fund	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities Owned in all Registered Funds Overseen by Trustee in the Eaton Vance Family of Funds

	over $100,000	None	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	None

(1)	Interested Trustees.

(2)	Noninterested Trustees.

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(3)	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

(4)	Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Funds or in the Eaton Vance Fund Complex as of December 31, 2004.

As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of each Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by a Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on a Fund’s assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Funds (and other series of the Trust). (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust). ^ Prior to September 24, ^2004, each Fund invested all of its assets in a corresponding Portfolio. During the fiscal year ended August 31, ^2005, the Trustees of the Trust and the Portfolios earned the following compensation in their capacity as Trust and Portfolio Trustees. ^For the year ended December 31, ^2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

^
	Benjamin C. Esty			Ronald A. Pearlman	Norton H. Reamer
Source of Compensation		Samuel L. Hayes, III	William H. Park(3)			Lynn A. Stout(4)	Ralph F. Verni(5)
Trust(2)	$12,124	$ 45,156	$ 33,547	$ 32,809	$ 35,700	$ 35,412	$11,686
Alabama Portfolio	320	1,368	1,003	941	1,083	1,059	287
Arkansas Portfolio	100	295	225	237	232	237	106
Georgia Portfolio	320	1,368	1,003	941	1,083	1,059	287
Kentucky Portfolio	320	1,368	1,003	941	1,083	1,059	287
Louisiana Portfolio	100	295	225	237	232	237	106
Maryland Portfolio	320	1,368	1,003	941	1,083	1,059	287
Missouri Portfolio	320	1,368	1,003	941	1,083	1,059	287
North Carolina Portfolio	320	1,368	1,003	941	1,083	1,059	287
Oregon Portfolio	320	1,368	1,003	941	1,083	1,059	287
South Carolina Portfolio	320	1,368	1,003	941	1,083	1,059	287
Tennessee Portfolio	320	1,347	984	921	1,064	1,039	287
Virginia Portfolio	441	1,742	1,290	1,244	1,380	1,362	414
Trust and Fund Complex	N/A	$200,000	$180,000(6)	$180,000	$190,000	$190,000(7)	N/A

(1)	As of January 1, ^2006, the Eaton Vance fund complex consists of ^161 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees during the year ended December 31, 2004.

(2)	The Trust consisted of 28 Funds as of August 31, 2005.
^
(3)	Includes a cumulative amount of deferred compensation from the Trust and Portfolio as follows: Alabama — $982; Arkansas — $223; Georgia — $982; Kentucky — $982; Louisiana — $223; Maryland — $982; Missouri — $982; North Carolina — $982; Oregon — $982; South Carolina — $982; Tennessee — $982 and Virginia — $1,249.

(4^)	Includes a cumulative amount of deferred compensation from the Trust and Portfolio as follows: Alabama — $^357; Arkansas — $^81; Georgia — $^357; Kentucky — $^357; Louisiana — $^81; Maryland — $^357; Missouri — $^357; North Carolina — $^357; Oregon — $^357; South Carolina — $^357; Tennessee — $^357; and Virginia — $^453.

(5)	Includes a cumulative amount of deferred compensation from the Trust and Portfolio as follows: Alabama — $^176; Arkansas — $^65; Georgia — $^176; Kentucky — $^176; Louisiana — $^65; Maryland — $^176; Missouri — $^176; North Carolina — $^176; Oregon — $^176; South Carolina — $^176; Tennessee — $^176; and Virginia — $^254.

(6)	Includes $60,920 of deferred compensation.
(7^)	Includes $23,250 of deferred compensation^.

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Organization. Each Fund is a series of the Trust, which was organized under Massachusetts law on January 11, 1993 and is operated as an open-end management investment company^.

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund). The Trustees of the Trust have divided the shares of each Fund into multiple classes. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust’s By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust’s By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust’s Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust’s By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust’s By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust’s By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund’s business and the nature of its assets, management believes that the possibility of the Fund’s liability exceeding its assets, and therefore the shareholder’s risk of personal liability, is remote.

^

^Proxy Voting Policy. The Board of Trustees of the Trust have ^adopted a ^proxy voting policy and procedure (the ^“Fund Policy”), pursuant to which the ^Trustees have delegated proxy voting responsibility to the ^investment adviser^ and adopted the proxy voting ^policies and procedures of ^the investment adviser ^(the “Policies”). ^The Trustees will ^review each Fund’s ^proxy voting records from time to time and will ^annually consider approving the Policies ^for the ^upcoming year. For a copy of the ^Fund Policy and investment adviser Policies, see Appendix F and Appendix G, respectively. Information on how each Fund voted proxies relating to portfolio securities during the ^most recent 12-month period ended June ^30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the ^SEC’s website at http://www.sec.gov.

^

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Portfolio’s Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund’s assets will be held uninvested. Each Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that each Fund pays the investment adviser, see the prospectus. The following table sets forth the net assets of each ^Fund and the advisory fees earned during the three fiscal years ended August 31, 2005. ^

			Advisory Fee Paid for Fiscal Years Ended
Fund	Net Assets at 8/31/05	8/31/05*	8/31/04*	8/31/03*
Alabama	$59,945,135	$178,599	$201,589	$210,535
Arkansas	44,937,698	105,578	112,673	112,691
Georgia	57,586,220	164,284	165,936	171,183
Kentucky	63,675,654	197,783	216,845	228,505
Louisiana	30,602,643	57,191	56,476	60,657
Maryland	65,574,444	223,374	257,347	294,964
Missouri	68,948,061	197,612	174,558	185,506
North Carolina	73,167,851	255,534	300,509	342,415
Oregon	88,602,670	301,129	300,312	308,844
South Carolina	68,991,663	181,339	159,381	137,196
Tennessee	52,434,405	142,951	134,765	134,775
Virginia	108,304,038	396,257	428,953	459,099

For the fiscal year ended August 31, 2005, represents advisory fees paid by the Fund and the Portfolio and for the fiscal years ended August 31, 2004 and 2003, represents advisory fees paid by the Portfolio.

Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others. Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Portfolio Managers. The portfolio managers, as the case may be, (each referred to as a “portfolio manager”) of each Fund are listed below. Each portfolio manager manages other investment companies and/or investment accounts in addition to a Fund. The following tables show, as of December 31, 2004, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Alabama and Kentucky Funds	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*

William H. Ahern
Registered Investment Companies	15	$1,465.9	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	129	$ 166.0	0	$0

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Maryland Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*

Craig R. Brandon
Registered Investment Companies	13	$1,426.3	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

Georgia, Missouri	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
and Tennessee Funds	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*

Cynthia J. Clemson
Registered Investment Companies	12	$2,605.4	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	213	$ 190.8	0	$0

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Louisiana and Virginia Funds	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*

Robert B. MacIntosh
Registered Investment Companies	12	$2,595.5	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	129	$ 139.4	0	$0

Arkansas, North Carolina,	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Oregon and South Carolina Funds	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*

Thomas M. Metzold
Registered Investment Companies	11	$4,353.5	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar value of shares of a Fund beneficially owned by its portfolio manager as of the Fund’s most recent fiscal year ended August 31, 2005. The purpose of each Fund is to provide tax-exempt income to persons subject to taxation in a particular state. No Fund’s portfolio manager is subject to such taxation and, as such, no manager owns shares of the Fund(s) he or she manages. In addition, in most cases, Fund shares are not registered for sale in the state of the portfolio manager’s residence.

Dollar Range of Equity Securities Owned by
Fund Name	William H. Ahern	Craig R. Brandon	Cynthia J. Clemson	Robert B. MacIntosh	Thomas M. Metzold
Alabama Fund	None	N/A	N/A	N/A	N/A
Arkansas Fund	N/A	N/A	N/A	N/A	None
Georgia Fund	N/A	N/A	None	N/A	N/A
Kentucky Fund	None	N/A	N/A	N/A	N/A
Louisiana Fund	N/A	N/A	N/A	None	N/A
Maryland Fund	N/A	None	N/A	N/A	N/A
Missouri Fund	N/A	N/A	None	N/A	N/A
North Carolina Fund	N/A	N/A	N/A	N/A	None
Oregon Fund	N/A	N/A	N/A	N/A	None
South Carolina Fund	N/A	N/A	N/A	N/A	None
Tennessee Fund	N/A	N/A	None	N/A	N/A
Virginia Fund	N/A	N/A	N/A	None	N/A

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Compensation Structure. Compensation of the investment adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund’s affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for each Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of each Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to each Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from each Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by a Fund’s transfer agent from fees it receives from the Eaton Vance funds. Each Fund will pay a pro rata share of such fee. For the fiscal year ended August 31, 2005, the transfer agent accrued for or paid to Eaton Vance the following amounts for sub-transfer agency services performed on behalf of each Fund: ^

Alabama	Arkansas	Georgia	Kentucky	Louisiana	Maryland	Missouri	N. Carolina	Oregon	S. Carolina	Tennessee	Virginia
$2,146	$2,026	$2,292	$3,241	$887	$3,114	$3,001	$4,018	$3,600	$1,769	$2,130	$5,187

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. (“EV”) serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation (“EVC”), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O’Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization”, all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser^, principal underwriter, and each Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. ^Each Fund is ^responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. (“EVD”), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months’ notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust’s Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold. ^EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director and ^Mr. Dynner is a Vice President, Secretary and Clerk ^of ^EVD.

Custodian. Investors Bank & Trust Company (“IBT“), 200 Clarendon Street, Boston, MA 02116, serves as custodian to each Fund. IBT has custody of all cash and securities of a Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of each Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

CALCULATION OF NET ASSET VALUE

The net asset value of each Fund is computed by IBT (as agent and custodian for each Fund) by subtracting the liabilities of the Fund from the value of its total assets. Each Fund will be closed for business and will not price its respective shares on the following business holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by a Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable ^obligations, if any, are ^normally ^valued ^on the ^basis of valuations furnished by a pricing service. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. ^Shares of the Fund are sold at the ^offering ^price, which is the net asset value plus the initial sales charge, if any. ^The Fund receives the net asset value. The Fund’s principal underwriter ^receives the sales charge, all or a portion of which may be reallowed to the investment ^dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See “Sales Charges”.

In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by a Fund as described below. The minimum initial investment amount is also waived for officers and employees of the Fund custodian and transfer agent.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust’s management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Sales Charge Waivers. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; ^and ^to ^such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, ^(3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent, and (4) to officers and employees of the Fund custodian and the transfer agent. Class A shares may also be sold at net asset value to registered representatives and employees ^of investment dealers. Class A shares are offered at net asset value to the foregoing persons and in the foregoing situations because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge. Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years ^will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an “investment dealer fund”). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund^; however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Distribution and Service Plans

The Trust has in effect a Service Plan (the “Class A Plan”) for each Fund’s Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of each Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the “Class B and Class C Plans“) pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 5% of the amount received by a Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called “uncovered distribution charges”. Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.80% of the purchase price of Class C shares, and an up-front service fee of 0.20% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund’s assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of each Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

^

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.20% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.20% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997 (November 14, 2005 in the case of the Class C Plan for Alabama, Arkansas, Georgia, Kentucky, Maryland, Missouri, North Carolina, Oregon, South Carolina, Tennessee and Virginia). The Trustees of the Trust who are “interested” persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/ or service fees under the Plans or agreements related thereto.

PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes^.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. (Actual yield may be affected by variations in sales charges on investments.) A tax-equivalent yield is computed by using the tax-exempt yield and dividing by one minus a stated tax rate. The stated tax rate will reflect the federal income and certain state (if any) taxes applicable to investors in a particular tax bracket and may reflect certain assumptions relating to tax exemptions and deductions. The tax-equivalent yield will differ for investors in other tax brackets or for whom the assumed exemptions and deductions are not available. Tax-equivalent yield is designed to show the approximate yield a taxable investment would have to earn to produce an after-tax yield equal to the tax-exempt yield.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of each Fund. Pursuant to the Policies, information about portfolio holdings of a Fund may not be disclosed to any party except as follows:

*	Disclosure ^made in filings with the SEC and ^posted on the Eaton Vance website: In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. Each Fund’s complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). ^Generally within five business days of filing with the SEC, each Fund’s portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance’s website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265. Each Fund also will post a complete list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter-end. ^

*^	Disclosure of ^certain Portfolio characteristics: Each Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of ^the most recent calendar quarter end on the Eaton Vance website approximately ten business days after ^the calendar quarter end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265. ^

*^	Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and ^its shareholders, ^provided there is a ^duty or an agreement that the ^information ^be kept confidential. ^The Policies permit disclosure of portfolio holdings ^information to the following: ^1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing ^services, translation ^services, lenders under Fund credit facilities and, for the purpose of facilitating portfolio transactions of the Eaton Vance Municipals Funds, municipal bond dealers). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund’s Board of Trustees.

The Funds, the investment ^adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund’s portfolio holdings^.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Funds. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The ^Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. ^If the ^Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Each Fund qualified as a RIC for its fiscal year ended August 31, 2005.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC for federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make ^substantial distributions.

A Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for a Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of a Fund’s taking certain positions in connection with ownership of such distressed securities.

Distributions by a Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code. In order for a Fund to be entitled to pay the tax-exempt interest income ^as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a)^. Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of a Fund are required to report tax-exempt interest on their federal income tax returns.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individual shareholders at the rates applicable to long-term capital ^gains, provided holding period and other requirements are met at both the shareholder and Fund level. It is not expected a significant portion of Fund distributions would be derived from qualified dividend income.

Tax-exempt distributions received from a Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of any such future legislation, the availability of municipal obligations for investment by a Fund and the value of the securities held by it may be affected.

In the course of managing its investments, a Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by a Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of ^six months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

^In general, dividends (other than capital gain dividends) paid ^to a ^shareholder that is not a ^“U.S. person^” within the meaning of the Code (a ^“foreign person^”), are ^subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). ^Before January 1, ^2008, a Fund generally will ^not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital ^losses, in each case to the extent such distributions are properly designated by a Fund.

Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. Distributions to foreign persons that are paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund’s distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual’s TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in a Fund.

See Appendix D for state tax information for certain states.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, each Fund’s investment adviser. Each Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for a Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Municipal obligations, including state obligations, purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of each Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). In a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as “research credits” and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the investment adviser uses research credits generated from a Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by a Fund by the amount of such research credits generated as the result of portfolio transactions occurring on or after May 1, 2004. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by a Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

^

Municipal obligations considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Trustees of the ^Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended August 31, 2005, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some ^Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of ^Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser’s obligation to seek best overall execution.

^

					Commissions Paid on Transactions Directed to Firms Providing Research 8/31/05
				Amount of Transactions Directed to Firms Providing Research 8/31/05
	Brokerage Paid
Fund	8/31/05*	8/31/04*	8/31/03*
Alabama	$6,962	$7,718	$5,077	$0	$0
Arkansas	6,396	4,165	2,515	0	0
Georgia	3,991	3,691	2,424	0	0
Kentucky	7,984	8,477	4,708	0	0
Louisiana	2,848	2,165	1,825	0	0
Maryland	7,701	11,701	5,692	0	0
Missouri	3,991	3,434	2,591	0	0
North Carolina	11,900	8,975	5,139	0	0
Oregon	12,113	9,138	4,585	0	0
South Carolina	6,069	4,936	2,926	0	0
Tennessee	3,681	3,215	1,818	0	0
Virginia	10,247	8,771	7,613	0	0

*For the fiscal year ended August 31, 2005, represents brokerage commissions paid by the Fund and the Portfolio and for the fiscal years ended August 31, 2004 and 2003, represents brokerage commissions paid by the Portfolio.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Funds and Portfolios, appear in the Funds’ most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Registrant incorporates by reference the audited financial information for the Funds ^listed below for the fiscal year ended August 31, 2005, as previously filed electronically with the SEC:

^

Eaton Vance Alabama Municipals Fund
Eaton Vance Arkansas Municipals Fund
Eaton Vance Georgia Municipals Fund
Eaton Vance Kentucky Municipals Fund
Eaton Vance Louisiana Municipals Fund
Eaton Vance Maryland Municipals Fund
Eaton Vance Missouri Municipals Fund
Eaton Vance North Carolina Municipals Fund
Eaton Vance Oregon Municipals Fund
Eaton Vance South Carolina Municipals Fund
Eaton Vance Tennessee Municipals Fund
Eaton Vance Virginia Municipals Fund
(Accession No. 0001104659-05-052387)

APPENDIX A

Class A Fees, Performance & Ownership

Sales Charges, Service Fees and Repurchase Transaction Fees. For the fiscal year ended August 31, 2005, the following table shows (1) total sales charges paid by each Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by each Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

^

							Repurchase Transaction Fees Paid to Principal Underwriter
				CDSC to Principal Underwriter
	Total Sales Charges Paid	Sales Charges to Investment Dealers	Sales Charges to Principal Underwriter		Total Service Fees Paid	Service Fees Paid to Investment Dealers
Fund

Alabama	$79,980	$76,988	$2,992	$ 500	$81,164	$72,981	$565.00
Arkansas	191,486	180,849	10,637	0	65,333	55,626	332.00
Georgia	174,185	163,334	10,851	0	78,053	68,544	465.00
Kentucky	90,819	85,945	4,874	0	95,763	89,667	535.00
Louisiana	119,853	115,072	4,781	0	37,716	32,345	225.00
Maryland	74,280	69,543	4,737	1,000	91,001	81,876	660.00
Missouri	302,618	286,981	15,637	200	96,425	74,880	460.00
North Carolina	45,362	42,727	2,635	0	119,749	112,018	800.00
Oregon	378,038	358,343	19,695	0	116,864	97,755	647.50
South Carolina	413,140	390,459	22,681	0	76,109	59,262	420.00
Tennessee	170,833	159,512	11,321	0	79,098	62,045	462.50
Virginia	136,319	129,487	6,832	0	153,617	136,006	817.50

For the fiscal years ended August 31, 2004 and August 31, 2003, the following total sales charges were paid on sales of Class A, of which the principal underwriter received the following amounts. The balance of such amounts was paid to investment dealers.

	August 31, 2004 Total Sales Charges Paid	August 31, 2004 Sales Charges to Principal Underwriter	August 31, 2003 Total Sales Charges Paid	August 31, 2003 Sales Charges to Principal Underwriter

Fund

Alabama	$50,721	$2,844	$83,836	$5,604
Arkansas	75,536	4,134	86,492	5,727
Georgia	85,968	5,012	55,862	2,792
Kentucky	40,066	2,686	62,028	3,682
Louisiana	31,454	1,086	43,124	2,786
Maryland	49,586	2,588	96,221	5,476
Missouri	113,385	5,649	73,005	3,575
North Carolina	27,160	1,695	69,302	3,556
Oregon	174,245	10,819	129,191	7,626
South Carolina	102,333	5,191	98,886	3,898
Tennessee	226,247	11,509	106,306	5,991
Virginia	87,412	5,163	46,037	2,329

^

^

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to September 1, 1997 reflects the total return of a predecessor to Class A. ^Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

^^

Alabama Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
Before Taxes and Excluding Maximum Sales Charge	^5.^43%	5.^86%	5.^41%
			^
Before Taxes and Including Maximum Sales Charge	0.^40%	4.^83%	4.90%
After Taxes on Distributions and Excluding Maximum Sales Charge	^5.^41%	5.^84%	5.^40%
			^
After Taxes on Distributions and Including Maximum Sales Charge	0.^39%	4.^82%	4.89%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^5.^08%	5.71%	5.^35%
			^
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^1.^74%	4.^81%	4.89%

^Arkansas Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years*
		^
Before Taxes and Excluding Maximum Sales Charge	^ 4.^74%	5.80%	5.^45%
	^	^
Before Taxes and Including Maximum Sales Charge	–0.21%	4.78%	4.^94%
		^
After Taxes on Distributions and Excluding Maximum Sales Charge	^ 4.^74%	5.79%	5.^44%
	^	^
After Taxes on Distributions and Including Maximum Sales Charge	–0.21%	4.78%	4.^93%
		^
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 4.^78%	5.70%	5.^41%
		^
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^ 1.^48%	4.81%	4.^94%

^Georgia Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
		^
Before Taxes and Excluding Maximum Sales Charge	^5.^25%	6.21%	5.^57%
		^	^
Before Taxes and Including Maximum Sales Charge	^0.^28%	5.18%	5.05%
		^
After Taxes on Distributions and Excluding Maximum Sales Charge	^5.^25%	6.20%	5.^55%
		^	^
After Taxes on Distributions and Including Maximum Sales Charge	^0.^28%	5.17%	5.04%
	^	^
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	5.14%	6.06%	5.^51%
		^	^
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^1.^82%	5.15%	5.04%

^Kentucky Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
		^
Before Taxes and Excluding Maximum Sales Charge	^ 4.^71%	5.31%	5.^15%
	^	^
Before Taxes and Including Maximum Sales Charge	–0.22%	4.29%	4.^65%
		^
After Taxes on Distributions and Excluding Maximum Sales Charge	^ 4.^71%	5.26%	5.^12%
		^
After Taxes on Distributions and Including Maximum Sales Charge	^–0.^22%	4.24%	4.^62%
	^	^
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	4.71%	5.22%	5.^13%
		^
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^ 1.^43%	4.32%	4.^67%

^Louisiana Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years*
		^
Before Taxes and Excluding Maximum Sales Charge	^6.^04%	6.47%	5.^74%
		^	^
Before Taxes and Including Maximum Sales Charge	^1.^01%	5.44%	5.23%
		^
After Taxes on Distributions and Excluding Maximum Sales Charge	^6.^03%	6.46%	5.^72%
		^	^
After Taxes on Distributions and Including Maximum Sales Charge	^1.^00%	5.43%	5.21%
		^
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^5.^60%^	6.26%	5.^65%
		^	^
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^2.^25%	5.35%	5.18%

Maryland Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
Before Taxes and Excluding Maximum Sales Charge	^5.^77%	5.^80%	5.^23%
Before Taxes and Including Maximum Sales Charge	^0.^78%	4.^77%	4.^71%
After Taxes on Distributions and Excluding Maximum Sales Charge	^5.^77%	5.^78%	5.^19%
After Taxes on Distributions and Including Maximum Sales Charge	^0.^78%	4.^74%	4.^68%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^5.^39%	5.^66%	5.^17%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^2.^07%	4.^75%	4.^70%

Missouri Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
^
Before Taxes and Excluding Maximum Sales Charge	^5.^87%	6.^59%	5.95%
Before Taxes and Including Maximum Sales Charge	^0.^87%	5.^55%	5.^44%
^
After Taxes on Distributions and Excluding Maximum Sales Charge	^5.^87%	6.^58%	5.94%
After Taxes on Distributions and Including Maximum Sales Charge	^0.^87%	5.^54%	5.^43%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^5.^51%	6.^41%	5.^85%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^2.^18%	5.^49%	5.^39%

North Carolina Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
Before Taxes and Excluding Maximum Sales Charge	^ 4.^00%	5.^01%	5.^14%
Before Taxes and Including Maximum Sales Charge	^–0.^96%	4.^00%	4.^63%
^
After Taxes on Distributions and Excluding Maximum Sales Charge	^ 3.^99%	4.98%	5.^10%
^
After Taxes on Distributions and Including Maximum Sales Charge	^–^0.^96%	3.97%	4.^59%
^
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 4.^18%	4.96%	5.^10%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^ 0.^88%	4.^07%	4.^64%

Oregon Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
Before Taxes and Excluding Maximum Sales Charge	^ 4.^91%	5.^44%	5.^24%
Before Taxes and Including Maximum Sales Charge	^–0.^04%	4.^41%	4.^73%
After Taxes on Distributions and Excluding Maximum Sales Charge	^ 4.^91%	5.^43%	5.^23%
After Taxes on Distributions and Including Maximum Sales Charge	^–0.^04%	4.^40%	4.^72%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 4.^98%	5.^41%	5.^24%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^ 1.^68%	4.^51%	4.^77%

South Carolina Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
		^
Before Taxes and Excluding Maximum Sales Charge	^8.^78%	7.12%	5.^92%
		^
Before Taxes and Including Maximum Sales Charge	^3.^65%	6.08%	5.^41%
		^
After Taxes on Distributions and Excluding Maximum Sales Charge	^8.^78%	7.11%	5.^91%
		^
After Taxes on Distributions and Including Maximum Sales Charge	^3.^65%	6.07%	5.^39%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^7.^48%	6.^86%	5.^82%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^4.^07%	5.^94%	5.^35%
Predecessor Fund commenced operations February 14,1994.

Tennessee Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
		^
Before Taxes and Excluding Maximum Sales Charge	^ 4.^44%	5.80%	5.^71%
		^
Before Taxes and Including Maximum Sales Charge	^–0.^48%	4.78%	5.^19%
		^
After Taxes on Distributions and Excluding Maximum Sales Charge	^ 4.^44%	5.80%	5.^70%
		^
After Taxes on Distributions and Including Maximum Sales Charge	^–0.^48%	4.78%	5.^19%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 4.^51%	5.^69%	5.^64%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^ 1.^23%	4.^79%	5.^17%

Virginia Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
		^
Before Taxes and Excluding Maximum Sales Charge	^6.^70%	6.13%	5.^63%
		^
Before Taxes and Including Maximum Sales Charge	1.^61%	5.10%	5.^11%
		^
After Taxes on Distributions and Excluding Maximum Sales Charge	^6.^70%	6.10%	5.^59%
		^
After Taxes on Distributions and Including Maximum Sales Charge	1.^61%	5.07%	5.^08%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^5.^95%	5.^93%	5.53%
	^	^
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	2.56%	5.02%	5.06%

Control Persons and Principal Holders of Securities. At December 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Alabama	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	23.8%
	Citigroup Global Markets, Inc.	New York, NY	9.2%
	Morgan Stanley	Jersey City, NJ	7.7%
Arkansas	Morgan Stanley	Jersey City, NJ	6.2%
	A. G. Edwards & Sons FBO Kenneth & Diane King	St. Louis, MO	5.3%
Georgia	Citigroup Global Markets, Inc.	New York, NY	13.5%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	13.2%
	Morgan Stanley	Jersey City, NJ	6.4%
Kentucky	J.J.B. Hilliard, W.L. Lyons, Inc.	Louisville, KY	18.3%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11.6%
	Morgan Stanley	Jersey City, NJ	5.3%
Louisiana	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	21.9%
	Pershing LLC	Jersey City, NJ	5.1%
Maryland	Morgan Stanley	Jersey City, NJ	12.6%
	Citigroup Global Markets, Inc.	New York, NY	11.5%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8.3%
Missouri	Citigroup Global Markets, Inc.	New York, NY	14.5%
North Carolina	Citigroup Global Markets, Inc.	New York, NY	9.4%
	Merrill, Lynch, Pierce, Fenner& Smith, Inc.	Jacksonville, FL	6.7%
	Morgan Stanley	Jersey City, NJ	5.2%
Oregon	Morgan Stanley	Jersey City, NJ	11.3%
	Citigroup Global Markets, Inc.	New York, NY	7.2%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	5.8%
South Carolina	Citigroup Global Markets, Inc.	New York, NY	21.2%
	Morgan Stanley	Jersey City, NJ	8.4%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6.5%
Tennessee	Citgroup Global Markets, Inc.	New York, NY	12.5%
	Morgan Stanley	Jersey City, NJ	6.7%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	5.4%
Virginia	Morgan Stanley	Jersey City, NJ	11.6%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8.3%
	Citigroup Global Markets, Inc.	New York, NY	6.1%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

APPENDIX B

Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended August 31, 2005, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter.

	Commission Paid by Principal Underwriter to Investment Dealers						Repurchase Transaction Fees Paid to Principal Underwriter
		Distribution Fee Paid to Principal Underwriter		Uncovered Distribution Charges (as a % of Class Net Assets)		Service Fees Paid to Investment Dealers
			CDSC Paid to Principal Underwriter		Service Fees
Fund

Alabama	$19,714	$139,416	$ 22,000	$ 1,164,000 (6.6%)	$38,014	$ 34,494	$360.00
Arkansas	33,981	73,434	21,000	971,000 (10.9%)	19,967	17,373	165.00
Georgia	45,909	117,507	20,000	1,503,000 (10.0%)	31,585	27,563	227.50
Kentucky	14,869	110,795	13,000	1,133,000 (8.5%)	30,551	27,701	220.00
Louisiana	5,706	67,902	11,000	651,000 (7.9%)	18,513	17,181	132.50
Maryland	22,562	171,827	53,000	2,985,000 (15.1%)	47,612	42,579	437.50
Missouri	39,598	96,885	13,000	520,000 (4.0%)	25,811	22,579	230.00
North Carolina	22,941	125,129	20,000	1,495,000 (9.7%)	34,318	31,676	265.00
Oregon	77,440	176,062	54,000	1,489,000 (6.7%)	47,899	41,428	352.50
South Carolina	59,059	140,976	42,000	1,156,000 (6.4%)	37,564	33,715	242.50
Tennessee	26,333	85,449	20,000	681,000 (6.6%)	23,210	21,037	220.00
Virginia	37,016	229,380	52,000	1,156,000 (3.9%)	62,393	57,446	360.00

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

^

Alabama Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
Before Taxes and Excluding Maximum Sales Charge	^ 4.^81%	5.^11%	4.^70%
Before Taxes and Including Maximum Sales Charge	–0.^19%	4.^78%	4.^70%
After Taxes on Distributions and Excluding Maximum Sales Charge	^ 4.^80%	5.^10%	4.^69%
After Taxes on Distributions and Including Maximum Sales Charge	–0.^20%	4.^77%	4.^69%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 4.^46%	4.^97%	4.^64%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	1.^21%	4.^69%	4.^64%

Arkansas Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years*
Before Taxes and Excluding Maximum Sales Charge	^ 4.^23%	5.^07%	4.^72%
Before Taxes and Including Maximum Sales Charge	^–0.^77%	4.^74%	4.^72%
^
After Taxes on Distributions and Excluding Maximum Sales Charge	4.23%	5.^07%	4.^71%
After Taxes on Distributions and Including Maximum Sales Charge	^–0.^77%	4.^74%	4.^71%
^
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 4.^23%	4.97%	4.^67%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^ 0.^98%	4.^69%	4.^67%

Georgia Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
Before Taxes and Excluding Maximum Sales Charge	^ 4.^52%	5.^45%	4.^85%
^
Before Taxes and Including Maximum Sales Charge	–0.48%	5.^12%	4.^85%
After Taxes on Distributions and Excluding Maximum Sales Charge	^ 4.^52%	5.^44%	4.^84%
^
After Taxes on Distributions and Including Maximum Sales Charge	–0.48%	5.^12%	4.^84%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 4.^45%	5.^30%	4.^79%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^ 1.^20%	5.^03%	4.^79%

Kentucky Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
Before Taxes and Excluding Maximum Sales Charge	^ 3.^99%	4.^56%	4.^44%
^
Before Taxes and Including Maximum Sales Charge	–^1.^00%	4.23%	4.^44%
After Taxes on Distributions and Excluding Maximum Sales Charge	^ 3.^99%	4.^52%	4.^41%
^
After Taxes on Distributions and Including Maximum Sales Charge	–^1.^01%	4.18%	4.^41%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 4.^02%	4.^48%	4.^41%
^
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^ 0.^77%	4.19%	4.^41%

Louisiana Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years*
Before Taxes and Excluding Maximum Sales Charge	^5.^36%	5.^71%	4.^97%
Before Taxes and Including Maximum Sales Charge	^0.^36%	5.^38%	4.^97%
After Taxes on Distributions and Excluding Maximum Sales Charge	^5.^36%	5.^70%	4.^96%
After Taxes on Distributions and Including Maximum Sales Charge	^0.^36%	5.^37%	4.^96%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^4.^95%	5.^50%	4.^89%
After Taxes on Distributions and Redemptions and Including Maximum Sales Charge	^1.^70%	5.^22%	4.^89%

Maryland Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
^
Before Taxes and Excluding Maximum Sales Charge	^5.^17%	5.03%	4.^49%
Before Taxes and Including Maximum Sales Charge	^0.^17%	4.^70%	4.^49%
^
After Taxes on Distributions and Excluding Maximum Sales Charge	^5.^17%	5.01%	4.^46%
After Taxes on Distributions and Including Maximum Sales Charge	^0.^17%	4.^68%	4.^46%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^4.^79%	4.^89%	4.^44%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	1.^54%	4.^61%	4.^44%

Missouri Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
Before Taxes and Excluding Maximum Sales Charge	^5.^26%	5.^85%	5.^18%
^
Before Taxes and Including Maximum Sales Charge	0.26%	5.^53%	5.^18%
After Taxes on Distributions and Excluding Maximum Sales Charge	^5.^26%	5.^84%	5.^17%
^
After Taxes on Distributions and Including Maximum Sales Charge	0.26%	5.^52%	5.^17%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^4.^91%	5.^66%	5.^08%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^1.^66%	5.^39%	5.^08%

North Carolina Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
Before Taxes and Excluding Maximum Sales Charge	^ 3.^32%	4.^23%	4.^41%
^
Before Taxes and Including Maximum Sales Charge	–^1.^65%	3.89%	4.^41%
After Taxes on Distributions and Excluding Maximum Sales Charge	^ 3.^32%	4.^21%	4.^37%
^
After Taxes on Distributions and Including Maximum Sales Charge	–^1.^65%	3.87%	4.^37%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 3.^53%	4.^20%	4.^37%
^
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^ 0.^30%	3.91%	4.^37%

Oregon Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
Before Taxes and Excluding Maximum Sales Charge	^ 4.^24%	4.^67%	4.^49%
Before Taxes and Including Maximum Sales Charge	^–0.^75%	4.^33%	4.^49%
After Taxes on Distributions and Excluding Maximum Sales Charge	^ 4.^24%	4.^66%	4.^49%
After Taxes on Distributions and Including Maximum Sales Charge	^–0.^75%	4.^33%	4.^49%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 4.^34%	4.^65%	4.^49%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^ 1.^10%	4.^36%	4.^49%

South Carolina Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
		^	^
Before Taxes and Excluding Maximum Sales Charge	^8.^16%	6.37%	5.23%
		^	^
Before Taxes and Including Maximum Sales Charge	^3.^16%	6.05%	5.23%
		^	^
After Taxes on Distributions and Excluding Maximum Sales Charge	^8.^16%	6.36%	5.22%
		^	^
After Taxes on Distributions and Including Maximum Sales Charge	^3.^16%	6.05%	5.22%
		^	^
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^6.^87%	6.11%	5.13%
			^
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^3.^62%	5.^84%	5.13%

Tennessee Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
			^
Before Taxes and Excluding Maximum Sales Charge	^ 3.^75%	5.^03%	4.94%
			^
Before Taxes and Including Maximum Sales Charge	^–1.^23%	4.^69%	4.94%
			^
After Taxes on Distributions and Excluding Maximum Sales Charge	^ 3.^75%	5.^02%	4.94%
			^
After Taxes on Distributions and Including Maximum Sales Charge	^–1.^23%	4.^69%	4.94%
		^	^
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 3.^85%	4.92%	4.87%
			^
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^ 0.^61%	4.^64%	4.87%

Virginia Fund	Length of Period Ended August 31, 2005
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years^
		^
Before Taxes and Excluding Maximum Sales Charge	6.^06%	5.37%	4.^89%
		^
Before Taxes and Including Maximum Sales Charge	1.^06%	5.04%	4.^89%
		^
After Taxes on Distributions and Excluding Maximum Sales Charge	^6.^06%	5.34%	4.^86%
		^
After Taxes on Distributions and Including Maximum Sales Charge	1.^06%	5.02%	4.^86%
		^
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^5.^31%	5.18%	4.^79%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^2.^07%	4.^90%	4.^79%

Control Persons and Principal Holders of Securities. At December 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Alabama	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	15.4%
	Morgan Stanley	Jersey City, NJ	8.6%
	Citigroup Global Markets, Inc.	New York, NY	5.2%
Arkansas	Morgan Stanley	Jersey City, NJ	11.4%
	Pershing LLC	Jersey City, NJ	5.9%
Georgia	Morgan Stanley	Jersey City, NJ	18.3%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	14.2%
	Citigroup Global Markets, Inc.	New York, NY	8.3%
Kentucky	J.J.B. Hilliard, W.L. Lyons, Inc.	Louisville, KY	17.9%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	15.5%
	Morgan Stanley	Jersey City, NJ	6.2%
Louisiana	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	58.2%
Maryland	Morgan Stanley	Jersey City, NJ	19.2%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12.6%
	Citigroup Global Markets, Inc.	New York, NY	8.8%
Missouri	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7.7%
	Morgan Stanley	Jersey City, NJ	7.0%
	Lee R. Epley	Lees Summit, MO	6.4%
North Carolina	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	10.7%
	Citigroup Global Markets, Inc.	New York, NY	5.6%
Oregon	Morgan Stanley	Jersey City, NJ	9.6%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9.0%
	Citigroup Global Markets, Inc.	New York, NY	5.5%
South Carolina	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	16.6%
	Morgan Stanley	Jersey City, NJ	12.0%
	Citigroup Global Markets, Inc.	New York, NY	11.5%
Tennessee	Morgan Stanley	Jersey City, NJ	13.9%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9.7%
	Citigroup Global Markets, Inc.	New York, NY	6.2%
Virginia	Morgan Stanley	Jersey City, NJ	13.8%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	13.6%
	Citigroup Global Markets, Inc.	New York, NY	5.6%
	Scott & Stringfellow, Inc.	Richmond, VA	5.2%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

APPENDIX C

Class C Fees, Performance & Ownership

Prior to the date of this SAI, this Class of each Fund had not yet commenced operations, so there is no fee, performance or ownership information.

APPENDIX ^D

STATE SPECIFIC INFORMATION

Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of a Fund’s policy of concentrating its investments in particular state issuers. Such information supplements the information in the prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state. The Trust has not independently verified this information.

The bond ratings provided in the prospectus are current as of the date of the prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the state. A state’s political subdivisions may have different ratings which are unrelated to the ratings assigned to state obligations.

ALABAMA

Alabama's business cycle is closely related to the national economy, and growth in machinery, aerospace and electronic manufacturing have become increasingly important to the State, although the growth in automotive manufacturing has been the most noteworthy economic development during the past decade. Indeed, the interstate corridor connecting Huntsville (Toyota plant) to Montgomery (Hyundai plant), and Vance (Mercedes-Benz plant) to Lincoln (Honda plant), was recently called the “Detroit of the South.” The present movement toward diversification of the State's manufacturing ^base, including the substantial increase in automotive sector and related jobs, and a similar trend toward enlargement and diversification of the service industries are expected to lead to increased stability. With its strong natural gas and oil deposits, Alabama is well positioned in energy markets, although the damage caused by Hurricane Katrina in August 2005 revealed the susceptibility of off-shore drilling facilities as well as onshore refineries to future weather-related calamities. Alabama’s agricultural, timber, seafood and related industries were the hardest hit by the hurricane, suffering over $700 million in losses according to the Alabama Department of Agriculture and Industries.

^

An important factor affecting the economy is the State-owned Port of Mobile which primarily handles wood pulp, forestry products and coal exports and serves as a major Gulf Coast port. In fact, the Port of Mobile ranked as the largest seaport in the nation in handling wood pulp and is the largest port on the U.S. Gulf coast in handling forest products. The Port of Mobile is one of the nation's busiest ports in total tons of cargo handled which reportedly did not suffer long-term hurricane-related damage. On November 29, 2005, the State Docks Authority and Governor Bob Riley announced plans to expand the Port facility in 2006-2007 by constructing a massive container terminal costing approximately $300 million, with an eye toward transshipments of automotive parts and vehicles, and possibly shipments to the potential EADS aircraft manufacturing plant at nearby Brookley Field. A large part of the construction cost would be privately funded.

Although manufacturing remains the largest employment sector, with approximately 300,000 employees, the State economy has become somewhat less dependent on manufacturing. In recent years, the importance of service industries to the State’s economy has increased significantly. From ^1997 through 2003, the Alabama real state gross product increased 28%, to $130.8 billion, with GSP originating in manufacturing ^increasing by ^7.^7% ^during that period while the real state gross product originating in all the non-manufacturing sectors grew by almost 32.5^%^. Those non-manufacturing sectors exhibiting large percentage increases in real gross state product ^were wholesale/retail trade and construction. From ^1997 through 2003, the real gross state product originating in trade grew by ^almost 23% ^during that period, and construction grew by ^almost 28%.

The major service industries in the State are the ^health care industries, most notably represented by the University of Alabama medical complex in Birmingham, and a high concentration of technology research and development industries in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years, although the recent acquisition of the state’s largest financial institution, SouthTrust Bank, by Wachovia, caused significant short-term job losses, predominantly in the Birmingham area. Growth in the service and wholesale/retail trade sectors combined with a weakening textile and pulp and paper manufacturing sector has ^caused the economy to become more diverse. However, the state’s reliance on the manufacturing ^sector, particularly in light of the flourishing automotive sector, remains significantly greater than the national average. The state ranks fourth among the 50 states in employment growth and first in the variety of industries located in one state, according to the Corporation for Enterprise Development in Washington, D.C.

^Private sector employment ^increased by ^a net 17,440 jobs from 2001 to the end of 2004. Approximately 20,000 new non-agricultural jobs ^were created during ^the 12 month period ending August 31, 2005. Cyclical industries such as durable goods were the first to adjust employment. Non-durable goods continued their ^decline. Improvement in the national manufacturing environment and the state’s recent success in attracting major automobile manufacturing plants ^has recently reversed the durable manufacturing employment losses. It is also expected that Alabama’s economy will experience ^gains in personal income as the state’s economy shifts to higher wage jobs.

The Alabama Development Office reports that ^for the ^calendar year 2004, ^571 new and expanding industries announced plans to create more than ^24,^000 jobs with ^an aggregate projected investment in excess of $^2.7 billion.  ^A large number of those announcements were related to the state’s growth in the automobile manufacturing industry, including ^several new suppliers of Hyundai Motor Company^, which recently completed its $1 billion ^automobile manufacturing plant ^near Montgomery, Alabama^.

^According to the Alabama Department of Revenue, the fiscal year ended September 30, ^2005 for Alabama ended with record ^tax ^collections, exceeding $^7.^6 billion. Collections were up ^almost 11% ^from the previous fiscal year which saw collections of approximately $6.^87 billion. This increase in tax collections resulted in a surplus in the State’s ^Special Education Trust Fund of approximately $^514 million, which is constitutionally earmarked for public education. The dramatic increase in tax collections did ^not, however, substantially help the State’s General Fund, which suffers from having only a few substantial growth taxes as revenue sources. The ^General Fund, which pays the costs of important state services and programs such as Medicaid, prisons, and state employee compensation and retirement benefits, only took in $1.^4 billion in the fiscal year ended September 30, ^2005. ^General ^Fund collections were up approximately 9.^5% from the previous fiscal year.

In South Central Bell Telephone Co. v. Alabama, ^526 U.S^. ^160 (1999) the U.S. Supreme Court struck down Alabama's franchise tax on foreign corporations and remanded the case to the Alabama Supreme Court to determine the appropriate ^remedy. Effective January 1, 2000, ^the state corporate franchise tax was replaced by a business privilege tax that applies equally to domestic and foreign corporations. Before the Alabama Supreme Court reached a decision regarding the remedy, the South Central Bell plaintiffs reached a settlement with certain foreign corporations aggrieved by the foreign franchise tax. ^According to published reports, the South Central Bell plaintiffs settled their refund claims totaling over $141 million for $40 ^million, to be paid over a period of years.

The settlement ^by the South Central Bell plaintiffs cleared the way for a taxpayer class action, Gladwin Corp. v. Underwood (formerly Gladwin Corp. v. Lyons), in the Circuit Court of Montgomery County, to be removed from the administrative docket and proceed toward certification. This class action challenged the constitutionality of the pre-2000 franchise tax on the same grounds as South Central Bell Telephone Co. v. Alabama^. ^ By order dated June 13, 2001, Circuit Judge Sally Greenhaw ^certified a class which was defined very broadly. The State of Alabama appealed that class certification order to the Alabama Supreme Court. ^In 2002, the Alabama Supreme Court dismissed the lawsuit on sovereign immunity grounds, ^because one of the lead plaintiffs failed to follow the statutorily ^prescribed administrative remedy procedures. The lead plaintiffs of the Gladwin class appealed ^that decision ^to the U.S. Supreme Court. ^Later that year, the U.S. Supreme Court refused to hear the taxpayers’ appeal in Millcraft-SMS, LLC v. Underwood (Millcraft SMS, LLC is the successor to Gladwin Corporation).

The class certified in Gladwin Corp. v. Underwood thus no longer exists. However, the Alabama Supreme Court in its ruling confirmed that all potential class members who exhausted their administrative remedies are free to pursue their individual ^claims against the State of Alabama. ^In the meantime, a number of taxpayers have settled their refund claims, many at sharply discounted rates. Nevertheless, the remaining individual ^cases, estimated earlier this year to total approximately 600 in number, could have a significant financial impact on the State of Alabama. The potential loss to the State from these individual cases is now estimated by some to be on the order of $^300 to $^500 million, including interest. Those funds would likely be drawn from the General Fund, although many of the settlements could eventually include long-term payouts or tax credits rather than immediate cash outlays.

^

Another potential material disclosure item is the Government Accounting Standards Board’s (GASB) upcoming change in the method of accounting and reporting for contingent liabilities to state and local government retirees for their health care. costs. On December 21, 2005, State Employee Retirement Systems Director David Bronner remarked publicly that Alabama faced an estimated obligation of $13 to 15 billion in health insurance costs in the coming decades for current and future retirees of its public schools, colleges and state agencies. A major source of funding for that ongoing obligation would be the State’s General Fund. Like many other states, Alabama will be faced with the prospect of increasing taxes for additional funding or reducing health care benefits to its retirees, or a combination of both. While the new accounting rule does not necessarily affect funding, the reporting changes could affect the state’s overall credit rating.

ARKANSAS

The Constitution of the State does not limit the amount of general obligation bonds which may be issued by the State. Except for the issuance of economic development bonds as described below, however, no general obligation bonds may be issued unless approved by the voters of the State at a general election or special election held for that purpose.  ^Amendment 82 to the ^Constitution of the ^State, approved ^by the ^voters at the ^2004 general election, authorizes the issuance of general obligation bonds for the purpose of attracting large economic development projects to the State. These bonds may be issued, without further voter approval, for an amount not to exceed ^5^% of State general revenues collected during the most recent fiscal year. ^ There is no constitutional limitation on the aggregate principal amount of revenue bonds that may be issued by the State and its agencies. All revenue bonds and notes are secured only by specific revenue streams and neither the general revenues of the State nor its full faith and credit are pledged to repayment.

Pursuant to the Revenue Stabilization Law, the General Assembly must enact legislation to provide for an allotment process of funding appropriations in order to comply with State law prohibiting deficit spending whereby spending is limited to actual revenues received by the State. The Governor may restrict spending to a level below the level of appropriations. Pursuant to the Revenue Stabilization Law, the General Assembly establishes three levels of priority for general revenue spending, levels “A,“ “B“ and “C“. Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (i) moneys flowing into a program or agency's fund maintained by the Treasurer or (ii) the maximum appropriation by the General Assembly. Since State revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, the Budget Stabilization Trust Fund, which receives one-half of interest earnings from State fund investments, has been established and is utilized to assure proper cash flow during any period. Other said interest earnings are utilized to supplement the State's capital construction program. However, such interest earnings are first pledged to the payment of certain bonds issued by or on behalf of certain state agencies.

The State operates under a biennial budgeting system with July 1, ^2005 beginning the current biennium. The State ended fiscal ^2005 in balance as required by the Revenue Stabilization Act. Net ^general revenue growth for fiscal ^2005 over fiscal ^2004 was 9.^6%.

GEORGIA

The Georgia Constitution provides that the State may incur public debt of two types for public purposes: (1) general obligation debt and (2) guaranteed revenue debt. General obligation debt may be incurred to acquire, construct, develop, extend, enlarge or improve land, waters, property, highways, buildings, structures, equipment or facilities of the State, its agencies, departments, institutions and certain State authorities, to provide educational facilities for county and independent school systems, to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems, to make loans to counties, municipal corporations, political subdivisions, local authorities and other local government entities for water or sewerage facilities or systems, and to make loans to local government entities for regional or multijurisdictional solid waste recycling or solid waste facilities or systems. No general obligation debt may be incurred, however, when the highest aggregate annual debt service requirements for the then current year or any subsequent year for outstanding general obligation debt and guaranteed revenue debt, including any proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under certain State contracts, exceed ^10% of the total revenue receipts, less refunds, of the State Treasury in the fiscal year immediately preceding the year in which the debt is to be incurred. In addition, no general obligation debt may be incurred with a term in excess of twenty-five years.

Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State to finance certain specified public projects. No guaranteed revenue debt may be incurred to finance water or sewage treatment facilities or systems when the highest aggregate annual debt service requirements for the then current year or any subsequent fiscal year of the State for outstanding or proposed guaranteed revenue debt for water facilities or systems or sewage facilities exceed ^1% of the total revenue receipts, less refunds, of the State Treasury in the fiscal year immediately preceding the year in which any debt is to be incurred. In addition, the aggregate amounts of guaranteed revenue debt incurred to make loans for educational purposes that may be outstanding at any time cannot exceed $18 million, and the aggregate guaranteed revenue debt incurred to purchase, or to lend or deposit against the security of, loans for educational purposes that may be outstanding at any time cannot exceed $72 million.

As of ^September 30, ^2005, the ^State had general obligation debt ^outstanding in an aggregate principal amount of $6,^453,^370,000. ^ In the ^2005 Legislative Session, the General Assembly authorized and the Governor approved the issuance of $^1,159,^923,^500 in aggregate principal amount of new general obligation debt ^the proceeds of which are to be used for various planned capital projects of the State, its departments and agencies. In the ^2005 Legislative Session, the General Assembly also de-authorized $^23,^519,000 in aggregate principal amount of previously authorized general obligation debt and $321,860,000 of previously authorized guaranteed revenue debt. Taking into account the issuance of the Bonds by the Commission, on behalf of the State, there will be $1,247,769,500 of un-issued authorized indebtedness from the current year and prior years.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State Treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State Treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State Treasury. No such debt has been incurred under this provision since its inception.

Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

^

At the initiative of the Governor, the General Assembly amended the Budget Act to consolidate the former revenue shortfall reserve and midyear adjustment reserve into a single revenue shortfall reserve. As amended, the “RSR” captures all state fund surplus, and carries it forward from fiscal year to fiscal year, in a cumulative amount not to exceed 10% of each previous fiscal year’s net revenue. This action allows the state to retain a greater amount of funds in reserve as a protection against potential future year declines in revenue, such as the state experienced in FY 2002 and FY 2003.

Funds may only be disbursed from the RSR for revenue shortfall at the end of the fiscal year and in two other circumstances: The General Assembly may appropriate up to 1% of the net revenue collections of the proceeding fiscal year for funding increased K-12 education needs, and the Governor may release for appropriation by the General Assembly a stated amount in excess of 4% of the net revenue of the proceeding fiscal year.

Georgia’s economy continued the recovery begun in FY 2004. Total General Fund revenues grew by 7.1% in FY 2005. This compares to 5.3% in FY 2004. The tax components of the General Fund grew by 8.4% in FY 2005, which represents an acceleration over FY 2004’s growth rate of 6.4%.

While revenue growth accelerated from FY 2004 to FY 2005, the FY 2006 budget is built upon moderate revenue growth approximating 6%. Tax revenues collected by the department of Revenue for the first two months of the FY 2006 have been up 10.8% compared to the same months for the prior fiscal year. However, as of September 1, 2005, Georgia suspended collection of its motor fuel excise and lop-eared sales tax for thirty days. The estimated impact of this suspension is to reduce motor fuel taxes by $66.1 million and sales tax revenue by $9.4 million.

From time to time, the State of Georgia is named as a party in certain civil actions. Depending on the outcome or disposition of these various legal actions, these lawsuits may adversely affect the financial position of the State of Georgia.

After reviewing the current status of all pending and threatened litigation with the State’s counsel, the Georgia State Financing and Investment Commission believes that, while the outcome of litigation cannot be predicted, the final settlement of all lawsuits that have been filed and of any actions or claims pending or threatened against the State or its officials in such capacity are adequately covered by insurance or self-insurance reserves maintained by the State or will not have a material adverse affect upon the financial position or results of operations of the State.

KENTUCKY

Because the Kentucky Constitution requires the vote of a majority of the state's electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds of a municipality's electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness has been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service. Such appropriation-backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government). Failure of the lessee government to renew the lease would terminate the lessee's obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds. An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute. The Kentucky General Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment. Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.

Kentucky’s economy, once dominated by coal, horses, bourbon and tobacco, has become increasingly diversified and now prominently includes the manufacturing of industrial machinery, automobiles and automobile parts, and consumer appliances. Kentucky’s non-manufacturing industries have also grown considerably in the last decade, with strong gains in air transportation, health and business services, and retail trade. The state’s parks, horse breeding, and racing industry, epitomized by the Kentucky Derby, play an important role in the state’s expanding tourism industry.

^

In the 1990s, Kentucky outpaced the national economic recovery and outperformed the U.S. average in both personal income and employment growth. In the current decade, however, Kentucky’s economic recovery and growth in income and employment are expected to be slightly below the national average. The difference stems from the rapid growth in Asian markets and the availability of low-cost manufacturing centers which provide strong competition to states like Kentucky with a large manufacturing base. The Kentucky economy is converging towards the national average, but manufacturing still accounts for 15% of the jobs and 21% of the wages within Kentucky, compared to the equivalent U.S. figures of 11% and 13%, respectively. Kentucky’s growth in personal income, the broadest measure of economy recovery, has closely tracked growth in U.S. personal income since 2000, with personal income in both the U.S. and Kentucky rising 122% during the five-year period ended June 30, 2005.

LOUISIANA

Article VII, Section 6(F) of the Louisiana State Constitution requires the Legislature to limit the amount of net state tax supported debt (“NSTSD“) that may be issued in any fiscal year and further requires that by Fiscal Year 2003-2004 and thereafter, debt service payments on NSTSD not exceed 6% of General Fund and dedicated funds revenues established by the Revenue Estimating Conference (the “Conference“). Act 813 of the 1993 Regular Legislative Session (“Act 813“), the statutory companion to the above constitutional provision, provides that NSTSD shall not be issued if the amount that is to be expended for servicing NSTSD each Fiscal Year exceeds certain percentages of General Fund and dedicated funds revenues established by the Conference. The ^allowable percentage for Fiscal Year ^2004-^2005 and each Fiscal Year thereafter is 6%.

All Louisiana State general obligations and certain bonds of State agencies, boards and commissions that are secured by the full faith and credit of the State, are payable from the Bond Security and Redemption Fund and enjoy a first lien and privilege upon monies in the Bond Security and Redemption Fund. Article VII, Section 9(B) of the State Constitution gives constitutional status to the Bond Security and Redemption Fund and further provides that, subject to contractual obligations existing on the effective date of the State Constitution (^midnight December 31, ^1974), all State money deposited in the State Treasury is to be credited to the Bond Security and Redemption Fund, except money received as the result of grants or donations or other forms of assistance when the terms thereof require otherwise.

The State’s General Fund ended the ^2003-^2004 fiscal year (the latest for which official amounts are available) with an undesignated fund balance deficit of approximately $^10,^988,000. This is a decrease from an ^$^18 million ^surplus from the prior fiscal year. ^The General Fund balance ^posture remained consistent with the ^last four years. While significant revenue growth did occur it was overcome by an increase in operating expenditures, primarily in the ^delivery of ^health services.

The five year base line projection received by the Joint Legislative Committee on the Budget on ^December 15, 2004, projects a budget shortfall of $^596.0 million for fiscal year 2005-2006. Revenues are expected to increase by $^130.^5 million or 0.2% . The continuation level of expenditures for Fiscal Year 2005-2006 is $860.3 million or 12.58% greater than the existing operating budget of Fiscal Year 2004-2005. Significant expected expenditure increases are: Medicaid, $540.4 million; Minimum Foundation Program, $88.5 million, inflation, $25 million; group insurance, $28.9 million; merit pay increases, $37.6 million, State public hospital funding, $83.2 million; higher education library and scientific acquisitions, $12.1 million; two year technical college growth, $11.9 million; and road and bridge hazard settlement and/or judgments, $42.7 million. ^Information released ^from the State Budget Office prior to the passage of Hurricanes Katrina and Rita projected a deficit of $969 for fiscal year 2006-^2007 and $1.1 billion for fiscal year 2007-2008.

^

At the May 2005 Revenue Estimating Conference meeting, the Conference recognized an additional $75.1 million in mineral revenue for FY 2005. This amount is above and beyond both the earlier deposits of $137.1 million in excess mineral revenues and the $850 million already incorporated into the general fund balance for FY 2005. This action brought the total for deposit in FY 2005 from mineral revenue to $212.3 million. When the fund balance is adjusted to reflect the additional mineral revenues for FY 2005, the Budget Stabilization Fund will grow to $451.6 million. This projected fund balance does not include any deposits from other revenue sources for FY 2005. Also at its May 2005 meeting, the conference recognized an additional $181 million in mineral revenue for FY 2006. This amount is above and beyond both the earlier projected deposits into the Budget Stabilization Fund in the amount of $3.5 million and the $850 million already incorporated into the general fund balance for FY 2006. The newly recognized amounts, when added to the projected FY 2005 balance explained above of $451.6 million, brings the balance in the fund to $636.1 million [$451.6 million from the FY 2005 year-end projected balance (again, this balance does not include deposits from other revenue sources) plus the FY 2006 mineral revenue deposits of $184.5 million]. In summary, as provided by law, the maximum amount allowable ($850 million) in mineral revenue has already been incorporated into the State General Fund for the FY 2006 budget. Therefore, any additional mineral revenue generated during the course of FY 2006 by higher than estimated oil prices will be deposited into the Budget Stabilization Fund.

Subsequent to the enactment of the budget plan for Fiscal Year 2005-2006, the state of Louisiana experienced the devastation of Hurricanes Katrina and Rita. The Division of Administration - Office of Planning and Budget recognizes that there will be significant modifications to the 2005-2006 budget plan, and that there will be immediate adverse impact on the state revenue side of the budget. Recently released information by officials with the Conference indicates a current budgetary shortfall of approximately $960 million.

MARYLAND

The State and Its Economy. According to the 2000 Census, Maryland’s population in that year was 5,296,486, an increase of 9.4% from the 1990 Census. ^Maryland’s population is concentrated in urban areas. Approximately ^87.^1% of Maryland’s population live in the densely populated ^Baltimore-Washington region. Per capita income in ^2004 was $^39,^247 in Maryland, compared to the national average of $^32,^937 in that year. Total personal income ^increased at an ^annual rate of ^5.^7% ^in 2004, ^the same rate as the national average.

Maryland’s economy is more reliant on the service and government sectors than the nation as a ^whole, while the manufacturing ^sectors is much less significant ^that it is nationwide. Maryland’s economy is particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal and military employment in ^2004 was 9.^1% for Maryland residents, compared to 3.^3% nationwide. According to the United States Bureau of Labor Statistics, the unemployment rate was 4.1% in Maryland and 5.^0% nationally in September ^2005.  ^Unemployment in ^Maryland could increase as a result of national ^or local ^economic conditions, including recently through the closure of an automobile assembly plant in ^Baltimore City.

State Fiscal Information. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland ended fiscal year ^2004 with a $^452.7 million general fund balance on a budgetary basis and $^513.^0 million in the Revenue Stabilization Account of the State Reserve ^Fund and other reserve funds. The Revenue Stabilization Account provides financial support for future needs and is intended to reduce the need for future tax increases. However, the State can move some of those funds to cover other areas of its budget, so the actual balances may be lower in the future. As described below, over the last few years, the State has experienced revenues lower than budgeted and has needed to make transfers from the State Reserve Fund and the State’s Transportation Trust Fund, in addition to enacting cuts in expenditures^.

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2005 ^Budget and 2004 Actual Results. On April 12, 2004, the General Assembly approved the budget for the 2005 fiscal year. The budget ^included, among other things: (i) sufficient funds to the State’s retirement and pension system to maintain within the “corridor” ^of 90% - 110% full funding; (ii) $1.2 million for capital projects; (iii) $4.1 billion in aid to local governments from general funds reflecting full funding of mandatory public school enhancements enacted at the 2002 Session of the General Assembly; and (iv) general fund deficiency appropriations of $90.2 million for fiscal year ^2004 including $39.4 million related primarily to additional costs associated with foster care placements and $10 million for the Catastrophic Event Account of the ^State Reserve Fund to fund costs associated with ^Hurricane Isabel and to reserve funds for future catastrophic events. In addition to $^383.^5 million of fund ^transfers enacted in 2003 and 2004, the 2005 budget ^provided for a reduction in expenditures to local schools of $29.7 million and ^revenue ^increases, including $43.9 million from decoupling from certain provisions of the federal tax code, $38.6 million from the imposition of a tax at rate equal to the lowest county income tax rate on individuals who are subject to State but not county income tax, $15.4 million from the continuation of the reduced sales and use tax vendor collection credit, and $27.9 million from legislation designed to prevent the use of out-of-state subsidiaries to shelter income from Maryland corporate income tax. Although the State considered gaming alternatives, the General Assembly did not pass legislation providing for video lottery terminals. The 2005 budget continues the hiring freeze and eliminates a further 520 ^positions from the non-higher education agencies in the Executive branch, but provides for a limited flat-rate salary increase for each ^employee and employee merit or increment increases, but does not include funds for performance bonuses or deferred compensation matches. ^Due to ^higher than forecasted revenues, State may realize a surplus for the 2005 fiscal year ^of ^approximately $603 million.

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On April 9, 2005 the General Assembly approved the budget for the 2006 fiscal year. The budget includes, among other things: (i) sufficient funds to the State’s retirement and pension system to maintain within the “corridor” of 90% - 110% full funding; (ii) $2.5 million for capital projects and $20.0 for a fund to reimburse the General Fund when heritage income tax credits are claimed; (iii) $4.5 billion in aid to local governments from general funds, reflecting full funding of the public school enhancements enacted at the 2002 session of the General Assembly; (iv) $325.7 million to the State Reserve Fund; and (v) general fund deficiency appropriations of $100.4 million for fiscal year 2005. In addition, the 2006 budget provides for further reduction in funds available for park land and natural resource funding and $58.7 million in additional revenues. Overall, the 2006 budget reflects a 6.7% rate of growth as measured on a spending affordability basis, resulting in a budgeted expenditures approximately equal to the rate recommended by the State’s Spending Affordability Committee. The State again considered gaming alternatives, but the General Assembly failed to pass legislation providing for video lottery terminals. The 2006 budget reflects the continuation of the hiring freeze implemented during the fiscal year 2005, but provides for a 1.5% employee cost of living adjustment, merit increases for certain employees, a limited state deferred compensation match and shifts a portion of health insurance cost increases onto employees. As part of the fiscal year 2006 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2005, legislation that authorizes various transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations. In July 2005 it was estimated the general fund balance on a budgetary basis at June 30, 2006, will be approximately $205.7 million. In addition, the estimated balance in the Revenue Stabilization Account of the State Reserve Fund, net of fiscal year transfers to the General Fund, was projected to be $797.9 million, equal to 5% of estimated general fund revenues. Recent revenue estimates, however, have indicated that the State may have a $503 million in surplus revenues over those used in the foregoing estimates in the 2006 fiscal year and $611 million in the 2007 fiscal year. However, how these projected revenues are applied during the budgetary process and whether these revenues are realized are uncertain. In particular, the State faces a structural gap between revenues and services spending, which gap could exceed $1.4 billion by fiscal year 2010. Key factors contributing to the projected shortfall include continued funding of the mandatory public school enhancements enacted in 2002 and steadily increasing Medicaid spending.

State-Level Municipal Obligations. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland’s Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or “capital bond bill,” that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had approximately $^6.^1 billion of State tax-supported debt outstanding at ^June 30, ^2005.

The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:

* The State and various counties agencies and municipalities of the State, issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects including local-
government initiatives and grants to private, nonprofit, cultural and educational institutions. The State’s real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State’s general obligation bonds for the coming fiscal year.
* The Maryland Department of Transportation issues limited special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues generated from the financial facilities, including an expansion BWI airport, rail transportation facilities, highways and other transportation facilities.
Holders of these bonds are not entitled to look to any other sources of payment.
*  The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, conference centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues.
*  Certain other State units, such as Maryland’s university systems, the Maryland
Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland.
*  The ^State^, ^its agencies and ^departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional ^purchase, sale-leaseback and similar transactions.
Such arrangements are not general obligations to which the issuing government’s taxing power is pledged but are ordinarily backed by the issuer’s covenant to budget for, appropriate and make the payments due. Such arrangements generally contain “non-appropriation“ clauses which provide that the issuing government has no obligation to make payments in future years unless money is ^appropriate for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government can not be held contractually liable for the payments.

Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes ^since 1985^.

Other Issuers of Municipal Bonds. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through insurance, and other issuers within Maryland have received lower ratings.

Many of Maryland’s counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. Many of the municipal corporations in Maryland have issued general obligation bonds. In addition, all Maryland municipalities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers. Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. However, the continued shortfall in State aid to local governments has required some Maryland counties to find creative sources of revenue. The actual and projected budget shortfalls at the State level, and other future events, might require further reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid will adversely affect local economies.

Risks and Uncertainties. Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the ^Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay the State on the underlying indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment.

While there are signs that the national economy is slowly recovering, the Federal Reserve has commenced raising short-term interest rates and gasoline prices are high. The resulting effects of higher interest rates and gasoline prices on spending by consumers and borrowing by businesses and individuals is difficult to predict. Furthermore, Maryland’s economy is unusually dependent on the federal government and the service sector because a large percentage of Maryland residents are employed in those fields. In addition, a significant proportion of Maryland’s revenues comes from the federal government, both in direct aid and through federal payment for goods and services provided by Maryland businesses and local governments. A particularly ^slow recovery in the service sector, federal jobs, or funds available to Maryland could continue to create budget difficulties at the State and local level^. A slow recovery may generate insufficient income tax and sales tax revenues, which are important components of the State’s budgeted revenues. These trends could force Maryland to further decrease spending, cut employment, raise taxes or take other measures to balance its budget. These and other factors will also affect the county and local economies in Maryland, and to the extent they stress the State’s budget, such factors will diminish the amount of State aid available to local jurisdictions.

Finally, recent national and international developments could have a materially adverse effect on the economy in Maryland. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Maryland, and declines in related industries could hamper Maryland’s economy. Baltimore and other municipalities, many of which were already experiencing fiscal pressures due to ^general economic conditions and other factors, continue to need funds to cover anti-terrorism costs. However, ^there is no assurance that such funds will be available; if such funds are unavailable, these jurisdictions could face economic difficulties in the future. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. In particular, local governments depend on State aid, and any cutbacks in such aid required to balance the State budget could adversely affect local budgets. If negative trends continue, Maryland’s State and local governments might need to take more drastic measures, such as increasing taxes, to balance their budgets.

MISSOURI

The following information is a brief summary of some of the factors affecting the economy in the State of Missouri and does not purport to be a complete description of such factors. This summary is based on publicly available information and forecasts.

Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (the “Hancock Amendment“) imposes ^limits on the amount of State taxes which may be imposed by the General Assembly of Missouri (the “General Assembly“) as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, counties, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

The State limit on taxes is tied to total State revenues determined in accordance with the formula set forth in the Hancock Amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the Hancock Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by Section 18 of Article X by more than ^1%, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the votes and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenue adopted by the voters of the State of ^Missouri or if the General Assembly approves by a two-thirds vote of each house an emergency declaration by the Governor.

The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

When a local government unit’s tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Total state revenue exceeded this limit in fiscal year 1995, 1996, 1997, 1998 and 1999, which triggered an income tax refund liability under the provisions of the Hancock Amendment. The State has refunded to income taxpayers $147.2 million for fiscal year 1994, $229.1 million for fiscal year 1996, $318.8 million for fiscal year 1997, $178.8 million for fiscal year 1998, and $98.9 million for fiscal year 1999. In fiscal year 2003, the State refunded $6.0 million to taxpayers as a result of a lawsuit regarding how certain tax credits are calculated under the provisions of the revenue and spending limits of the Hancock Amendment. The State did not exceed the revenue limit in fiscal years 2000, 2001, 2002, 2003 or 2004. The State has indicated that it does not expect the limit to be exceeded for fiscal years 2005 or 2006.

Industry and Employment. Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution. Missouri characteristically has had a pattern of unemployment levels equal to or lower than the national average. A pattern of high unemployment could adversely affect the Missouri debt obligations acquired in the trust and, consequently, the value of the units in the trust.

The Missouri portions of the St. Louis and Kansas City metropolitan areas collectively contain over 50% of Missouri’s 2000 population census of 5,595,211. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring around the nation. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State.

Governmental contract and defense related business plays an important role in Missouri’s economy. There are a large number of civilians employed at various military installations and training bases in the state. In addition, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. There can be no assurances that there will not be further changes in the levels of military or defense appropriations, and, to the extent that further changes in appropriations are enacted by the United States Congress, Missouri could be affected disproportionately. It is impossible to determine what effect, if any, continued consolidation in the defense-related industries will have on the economy of the State. However, any shift or loss of production operations now conducted in Missouri could have a negative impact on the economy of the State.

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NORTH CAROLINA

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North Carolina’s economy has historically been dependent on small manufacturing and agriculture. More recently, the employment base has shifted away from the traditional roots in textiles and furniture making into services and trade. According to the U.S. Bureau of the Census, the State’s estimated population as of July 2004 was 8,495,524. According to the Employment Security Commission, the total non-farm employment accounted for approximately 3,879,000 jobs in April 2005, approximately 79% of which were in the service sector. Manufacturing firms employ approximately 15.1% of the non-agricultural work force, resulting in the State being named eighth nationally for manufacturing employment. The State has continued to experience significant investment by international firms, and is ranked sixteenth largest among the states in export trade as of December 2004. The services industry sector constitutes the single largest job segment of the State’s economy, and includes a broad base of different occupations throughout the State, including banking, accounting, legal services, health services and technology services.

The State’s labor force was 4,302,043 in April 2005. North Carolina’s seasonally adjusted unemployment rate in April 2005 was 5.3%, up from 5.2% in March 2005. The national rate was 5.2% in April 2005, unchanged from March 2005. As of April 2005, the total non-farm seasonally adjusted employment increased by 58,800 jobs from the previous year.

Budget Process. The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State’s budget is adopted and administered, and requires the adoption of a balanced budget. The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 28.5% of the total State budget. The largest share of federal funds is designated to support programs of the Department of Health and Human Services such as income maintenance, vocational rehabilitation, and public health. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

^The State ended fiscal year 2003-2004 with an over-collection of revenues of $242.4 million which was 1.7% of the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were ^individual income (1.1%), ^corporate income (9.2%^) and ^sales and ^use taxes (4.1%) . In ^addition unexpended appropriation or reversions of $159 million were realized and the State received $136.9 million in federal fiscal relief in October 2003. Therefore, the State closed fiscal year 2003-2004 ^with a $289.4 million unreserved fund balance after transferring $116.7 million to the Rainy Day ^fund and $76.8 million to the ^Repairs and ^Renovations Reserve.

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State Revenues and Expenditures. The General Fund budget for fiscal year 2003-2004 was signed into law on June 30, 2003. The enacted budget was founded upon an overall nominal (real growth plus inflation) economic growth rate of 3.5% for 2003-2004. The appropriated budget included provisions that were designed to increase General Fund revenues. Individual income taxes for the period through June 30, 2004 increased by $285 million, or 4%, as compared with those of 2002-2003. Corporate income tax revenue decreased by $161 million (although those receipts exceeded budget expectations) and returns from franchise taxes decreased by $23.9 million relative to 2002-2003. Sales and Use taxes for the same period increased by $263.6 million. The most significant revenue adjustment was the continuation of two temporary tax increases that were scheduled to expire in 2003. In 2001, the General Assembly temporarily raised the State sales tax rate by a half-cent to 4.5% and the highest individual income tax rate from 7.75% to 8.25%. The budget continues the State sales tax rate at 4.5% and the 8.25% income tax bracket. The final budget for fiscal year 2004-2005 is $15,918.4 billion, which represents an increase in operating and capital appropriate of 7.1%, representing an increase over 2003-2004. In addition, several streamline and conformity provisions as well as departmental fees were authorized that increase General Fund availability. Finally, the Department of Revenue was given broader authority and resources to collect unpaid tax liabilities.

As of ^June 15, ^2005, general obligations of the State of North Carolina were rated Aa1 by Moody’s and AAA by S&^P and Fitch. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

OREGON

At September 1, ^2005, approximately $4.2 billion in general obligation bonds issued by the State of Oregon and its agencies and instrumentalities were outstanding, including approximately $1.2 billion in general obligation bonds supported by the budget for the State's general fund and $3.0 billion of self-supporting general obligation bonds. The State's self-supporting general obligation bonds include approximately $^782 million of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting.All of the outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of, and interest on such bonds. With the exception of the veteran's bonds (for which no more than two mills on each dollar valuation may be levied to pay principal and interest) and pension obligation bonds and bonds issued to finance certain improvements to public buildings (which may not be paid from property taxes), the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

In addition to general obligation bonds, various state statutes authorize the issuance of State revenue bonds. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. As of September 1, ^2005, there were approximately $2.^8 billion of direct revenue bonds outstanding and approximately $1.5 billion of conduit revenue bonds outstanding. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Portfolio or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

Units of local government (including cities, counties, school districts and various types of special purpose districts), each of them a municipal corporation separate from the State, rely on various combinations of property tax revenues, local income taxes, user fees and charges and State assistance. As of December 31, ^2004, units of local government in Oregon had approximately $^17 billion in obligations outstanding, including approximately $^8.^8 billion in general obligation bonds, $^7.^5 billion in revenue bonds and $^173 million in certificates of participation.

Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal source of State tax revenues are personal income and corporate income taxes. For ^2005-^2007 biennium, approximately 92.5% of the State's general fund revenues ^were projected to come from combined personal income taxes and corporate income and excise taxes.

The Oregon state constitution reserves to the people the initiative power to amend the constitution and state statutes by placing measures on the general election ballot. In the November, 2004 general election, Oregon voters approved Measure 37, which entitles certain landowners to compensation for the decline in market value of their property as a result of certain land use regulations, or alternatively, to have land use regulations waived as to their use of their property. ^Measure ^37 ^may have a substantial negative effect on the State and certain units of local government that make and enforce Oregon’s land use laws. Several legal challenges have been filed in connection with Measure 37, and on October 14, 2005, an Oregon circuit court ruled that Measure 37 violates the Oregon constitution. The State has indicated that it intends to appeal the decision. Several other legal challenges relating to the methods of implementing Measure 37 have been filed.

The 2003 State Legislative Assembly enacted certain changes to the Oregon Public Employees Retirement System (PERS). These changes ^were challenged in several lawsuits ^in state and federal courts. The Oregon State Supreme Court ruled on several of the cases in March 2005, upholding some changes and rejecting others. Other cases remain pending in state and federal ^courts. ^Depending on the ^outcome of these cases, ^state and local governments may need to increase taxes, reduce other expenditures or increase bonded indebtedness to cover unfunded liabilities to PERS.

According to the September ^2005 Economic and Revenue Forecast prepared by the State Office of Economic Analysis, the Oregon economy is expected to be pulled along with the growing national economy. Employment is expected to rise by ^3.0% in ^2005. Job growth is forecast at ^1.^5% in 2005 and 1.^4% in 2006. The rate of personal income ^growth is expected to be at 5.^9% in 2005 and 6.^2% in 2006. Major risks facing the Oregon economy include geopolitical risks, inflation and rising ^interest rates, weaknesses in financial markets, a possible collapse in the housing markets, a negative outcome in the PERS litigation and continuing weakness in the ^semiconductor, software and communications sectors.

SOUTH CAROLINA

The South Carolina Constitution requires the General Assembly to enact an annual balanced budget. In the event of a budget deficit, such deficit must be accounted for in the succeeding fiscal year. State budgetary statutes further provide that (i) the State Budget and Control Board may, if a deficit appears likely, effect such reductions in appropriations as may be necessary to prevent a deficit, (ii) annual increases in State appropriations may not exceed the average growth rate of the economy of the State, (iii) that the annual increase in the number of State employees may not exceed the average growth of the population of the State, and (iv) a General Reserve Fund (“Rainy Day“ fund) must be maintained in an amount equal to 3% of Budgetary General Fund revenue for the latest fiscal year and monies from the General Reserve Fund may be withdrawn only for the purpose of covering operating deficits. The State is also required by its constitution to maintain a Capital Reserve Fund as a recurring appropriation equal to 2% of the Budgetary General Fund revenue.

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The State ended FY 2003-2004 with a budgetary general fund surplus of $120.4 million. At the start of FY 2004-2005, budgeted appropriations were $5.13 billion but by the end of the fiscal year, actual expenditures were $5.07 billion. State revenue from all sources by the end of FY 2004-2005 was $5.59 billion, which exceeded the budget estimate of $409.2 million, or 9.3% over FY 2003-2004. From this increased revenue, $109.3 million in deductions were made to account for open-ended appropriations and accounting charges, resulting in a budgetary general fund net surplus of $299.9 million. These factors combined with legislative budgetary action are expected to help the State address the negative GAAP fund deficit when the Comprehensive Annual Financial Report is released in December 2005. Supplemental appropriations of $286.8 million were contingent upon this surplus and the balance of $13.1 million will be available for appropriation in January 2006. The 2005-2006 appropriations act contained $5.62 billion in expenditures.

The State’s Rainy Day Fund began FY 2004-2005 with a balance of $25.1 million and finished the fiscal year with a $75.1 million balance. An additional contribution of $78.3 million is provided for in FY 2005-2006. This contribution will restore the Rainy Day Fund to the full amount required under the State’s Constitution, and marks the first time since FY 1999-2000 that it was fully funded.

TENNESSEE

In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State of any fiscal year shall not exceed the State’s revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State’s economy. That amendment also provided that no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance. The State’s fiscal year runs from July 1 through June 30.

In response to public demand for better public education throughout the State, the 1992 Tennessee General Assembly temporarily raised the State sales tax by 0.5% to 6%, effective April 1, 1992. This increase became permanent as a result of the 1993 legislative session. The 2002 Tennessee General Assembly passed the Tax Reform Act of 2002, introducing a variety of tax increases to fund State government. Specifically, the bill increased the State sales tax on most non-food items from 6% to 7% effective July 15, 2002, and allows for a maximum combined state and local sales tax rate of 9.75% . Additionally, the bill increased the state excise tax from 6% to 6.5%, increased the business tax rate 50% effective September 2002, raised the rates of professional privilege taxes, increased taxes on alcoholic beverages and tobacco products, and broadened the existing coin-amusement tax. The changes are expected to generate an estimated $938 million in annual tax revenue.

The Legislature also authorized the placement of a lottery referendum on the November 2002 ballot. On November 5, 2002, Tennessee citizens voted to remove the State constitutional prohibition on lotteries, granting the General Assembly the authority to create a lottery^. The constitutional amendment provides that lottery profits may only be used to fund college loans and scholarships, capital outlay projects for K-12 education facilities and early learning and after school programs. The Tennessee Advisory Commission on Intergovernmental Relations estimated that the State would realize profits from a lottery of $282 million based on patterns exhibited by mature lotteries in other states, though it is warned that lottery revenues are difficult to predict. According to the Tennessee Comptroller of the Treasury, lottery revenues are highly volatile, and some research suggests that though there may be rapid initial growth in revenue generated from lotteries, such growth is often followed by years of stagnant or declining revenue.

Despite these changes, the State of Tennessee faces a recurring budget ^crisis for this fiscal year. Tennessee does not presently impose an income tax on personal income and relies primarily on the sales tax for revenue. In recent years, the General Assembly has considered, but did not pass, income tax legislation. Again, in 2002, the Legislature debated, but did not pass, income tax legislation. Since 1999, Tennessee’s budget has fallen short of annual projections, and the recurring budget crisis could lead to further financial difficulties for the state^. ^

The Tennessee economy generally tends to rise and fall in a roughly parallel manner with the U.S. economy. Like the U.S. economy, the Tennessee economy entered recession in the last half of 1990 which continued throughout 1991 and into 1992 as the Tennessee indexes of coincident and leading economic indicators trended downward throughout the period. However, the Tennessee economy gained strength during the latter part of 1992 and this renewed vitality steadily continued through 1993, 1994 and into 1995. During the latter half of 1995 and throughout calendar year 1996, the State’s economy generally became inconsistent in its performance. In 1997 the State’s economy began to reaccelerate, but it slowed beginning in 1998, with only modest economic gains through 2001. ^Economists predict modest improvements in economic ^conditions in 2005 and 2006. ^By several measures, the State ^economy has performed better than its national counterpart in recent years^.

Tennessee taxable sales have been buoyed in recent years by sustained growth in the state economy, especially construction activity. Tennessee taxable sales were approximately $66.02 billion in 1997, approximately $66.25 billion in 1998, approximately $72.34 billion in 1999 and approximately $75.54 billion in 2000, an increase of approximately 4.43% over 1999. However, taxable sales have been a disappointment in recent quarters. Following weak growth of 3.2% in 2000, taxable sales contracted in 2001 at a 0.2% rate and only slightly advanced in 2002 at a rate of 0.4% . The changes to the sales tax in the summer of 2002 have also created some problems in defining the data series on taxable sales, which is derived from the State’s revenue ^collections. Economists predict that ^sales ^growth, which improved to 3.5% in 2003, will continue on its slow path of recovery and be in the ^range of 5.0% for 2004, however, these figures still lag behind income growth for the same periods.

The positive effects of tourist and tourism expenditures in Tennessee are substantial. It is difficult for economists to clearly identify all tourist and tourism expenditures, however, and Tennessee is generally considered to be in the second quartile of all states in terms of tourism revenue. The Department of Tourist Development estimates that Tennessee had almost 36 million visitors in 2000, with total domestic and international travel-related spending in Tennessee reaching nearly $16.3 billion.

Personal income grew 6.1% in 2000, but has been deteriorating since, slowing to only ^3.^8% in ^2001, the slowest in more than a decade and trailing the national pace of expansion. Quarterly personal income for Tennessee seasonally adjusted at annual rates has increased continuously for all of 1995 through 2000. Personal income growth improved in 2002, yielding a gain of 3.6%. Inflation-adjusted personal income per capita is expected to grow at compounded annual growth rate of 2.5% through 2010. The State’s personal income per capita is expected to rise to 90.0% of the national average by 2011, up from about 89.5% in 2002. Such growth is projected to reverse a trend started in the mid-1990s where the gap between the State and nation actually widened.

State labor markets are expected to show marked improvement over the performance of the last couple of years. Total nonagricultural jobs are expected to be up ^1.^5% for ^the upcoming fiscal year ^as opposed to 0.^9% for ^2004, but will lag behind national growth. ^Manufacturing is expected to enjoy modest improvement with expectations calling for a 0.^3% pace in ^2005 and ^0.4% in ^2006.

Historically, the Tennessee economy has been characterized by a slightly greater concentration in manufacturing employment than the U.S. as a whole. The Tennessee economy, however, has been undergoing a structural change in the last 20-25 years through increases in service sector and trade sector employment. Manufacturing employment in Tennessee has steadily declined on a percentage of work force basis, while service sector employment in Tennessee has climbed steadily since 1973. Non-agricultural employment in Tennessee is relatively uniformly diversified today with approximately 20% in the manufacturing sector, approximately 29% in the service sector, approximately 25% in the trade sector, approximately 16% in government, approximately 5% in construction and approximately 5% in finance, insurance and real estate.

Manufacturing employment is one component of non-agricultural employment. The State’s manufacturing sector, which has shed jobs going back to 1999, will continue to struggle through 2005. The job losses remain most pronounced in the textile, apparel and leather industries. Between 1999 and the second quarter of 2002, nearly 45,000 jobs were lost in manufacturing^. In 2001, manufacturing job losses totaled 5.^6%, with a 6.5% contraction in durable goods manufacturing and a 4.2% downturn in non-durable goods manufacturing. Manufacturing jobs declined 3.4% in 2003, but losses narrowed to 0.1% in 2004.

Agriculture ^remains an important sector of the Tennessee economy. ^ While Tennessee has experienced a continued downward spiral in farm income, 2002 may have marked the bottom as the agriculture sector turned the corner to a more optimistic outlook. Tennessee tobacco acreage and income are expected to continue their substantial decline, causing tobacco to fall to the State’s second leading cash crop behind cotton, and short-term recovery is viewed as unlikely. Agriculture production declines were partially offset by a modest price recovery in 2002, though levels are still below those seen in the mid-1990s, and the Tennessee livestock sector remains relatively strong. Tennessee ranks among the top five timber-producing states, producing $390 million in timber income in 2003. The inherent uncertainty in agricultural production and the uncertain future of federal legislation affecting agriculture make future agricultural production difficult to predict^.

Tennessee’s population increased approximately ^20.0% from 1990 to ^2003. The State’s population was estimated in ^2003 at approximately 5.80 million, making it the sixteenth most populous state in the U.S. A U.S. census study projects that, during the period from 1995-2025, Tennessee will be the sixth most popular destination for new residents coming from other states. Population growth in Tennessee is expected to come mostly in the major metropolitan areas (Memphis, Nashville, Knoxville and Chattanooga) over the next 10-15 years. The greatest growth is expected to occur in the Nashville MSA, which, in 1995, passed the Memphis MSA as the largest metropolitan population center in Tennessee for the first time. The largest population decline is expected in the rural counties of northwest Tennessee.

Tennessee’s general obligation bonds have been graded AA (negative outlook) by ^S&P. Moody’s ^has graded Tennessee general obligation bonds Aa2 (Credit Watch negative implications). There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Tennessee Fund may not be adversely affected by changes in economic or political conditions.

VIRGINIA

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget.

^General obligations of cities, towns, or counties are payable from the general revenues of the locality, including ad valorem tax revenues on property within the ^jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file with the Governor an affidavit setting forth such ^default with the Governor. If, after investigating, the

Governor determines that the default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the ^entity and apply the amount so withheld to unpaid principal and interest.

The economy of Virginia is based primarily on the service, wholesale and retail trade, government, construction and manufacturing sectors. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending.

While the Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue, trends ^from fiscal year 2001 ^to 2003 were negative. ^During such period, the Commonwealth has experienced significant shortfalls in current and forecast revenues. A balanced budget has been maintained through a number of ^measures including a reduction in spending by most of the agencies of the Commonwealth and the tapping of the Commonwealth’s revenue stabilization fund. ^The General Assembly ^in 2004 adopted ^several tax reform measures ^to provide additional revenues ^including an increase in the sales tax of one-half cent, a phased-in reduction in the sales tax on food and a phased-in increase in the cigarette tax to 30 cents per pack. In fiscal year 2004, general fund revenues and other sources exceeded expenditures and other uses by $554.8 million. As of June 1, 2005, the Commonwealth had an S&P rating of AAA, a Moody’s rating of Aaa and a Fitch rating of AAA on its general obligation bonds.

^

PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM

Puerto Rico. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement (“NAFTA”), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss.

The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing “possessions corporation” status. However, in 1993, Section 936 was amended to provide for two alternative limitations on the Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

Also in 1996, a new Section 30A was added to the Code. Section 30A permits a “qualifying domestic corporation” that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business. Section 30A will be phased out by January 1, 2006.

During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact to date from the 1996 federal legislation phasing out Section 936 tax benefits to Puerto Rico subsidiaries of U.S. Corporations, created a positive outlook for the credit in the late 1990s^.^

In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico’s exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

A new administration, the Popular Democratic Party that favors Puerto Rico’s commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

On May 30, 2001, S&P downgraded the Commonwealth of Puerto Rico to an A- from an A due to continued years of operating deficits and the use of borrowing to cover the deficits. Puerto Rico continued to use deficit financing and cash transfers from other accounts to fill budget deficits of $250 million, $400 million and $230 million for fiscal years 2002, 2003 and 2004, respectively. Another large deficit is forecasted for fiscal year ^2005 and is partly related to another political transition year. In fiscal year 2006, the Commonwealth hopes to balance the budget with cost saving measures and new excise taxes, and in fiscal year 2007, they hope to implement a new sales tax which reportedly has bipartisan support. S&P ^and Moody’s both recently lowered their ratings on Puerto Rico ^to Baa and BBB, respectively, due in ^part to continuing budget deficits. ^Both rating agencies still carry negative ^outlooks on the credit.

The U.S. Virgin Islands. The United States Virgin Islands (“USVI”) is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and is adversely affected by the recession in the United States and Europe. The attacks of September 11, 2001 also had an adverse affect on tourism. For 2001, air passengers to the USVI were down 2.9% after increasing 12% in 2000. However, supported by an increase in cruise passengers, total visitors increased by 4.4% in 2001. An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995.

Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated.

The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt and rated special tax debt outstanding). In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future.

Guam. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. In 2002 Guam was hit with two major typhoons and impacted by the global economic slowdown. These negative trends have had an unfavorable effect on Guam’s financial position with consistent general fund deficits from 1997-2002 with the exception of a small surplus in 2000. Guam also has a high debt burden with outstanding debt per capita of $2,700 and debt service representing 16% of expenditures. These factors caused S&P to downgrade Guam’s rating to BB (below investment grade) from BBB– on March 25, 2002. Due to continued economic weakness and the negative effects of the typhoons in 2002, S&P further downgraded Guam’s debt to B from BB on May 6, 2003. Guam is not rated by Moody’s.

APPENDIX ^E

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Short-Term Obligations

MIG/VMIG Ratings U.S. Short-Term Ratings: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Ratings Group Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally ^exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC: The rating CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter “P” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
  Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Investment Grade Bond Ratings

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Bond Ratings

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

^APPENDIX F

EATON VANCE FUNDS PROXY VOTING POLICY AND PROCEDURES

I. Overview

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

APPENDIX G

EATON VANCE MANAGEMENT BOSTON MANAGEMENT AND RESEARCH PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser’s clients) may seek insight from the Adviser’s analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

III. Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

A. Election of Board of Directors

The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

  The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
  The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

  The Advisers will hold all directors accountable for the actions of the Board’s committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.
  The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
  The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B. Approval of Independent Auditors

The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.

C. Executive Compensation

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders’ ownership interests in the company or have objectionable structural features.

  The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
  The Advisers will generally vote against stock-based compensation plans if annual grants exceed 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

  The Advisers will typically vote against plans that have any of the following structural features:
  Ability to re-price underwater options without shareholder approval.
  The unrestricted ability to issue options with an exercise price below the stock’s current market price.
  Automatic share replenishment (“evergreen”) feature.
  The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:
  Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).
  Using restricted stock grants instead of options.
  Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.
  The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company’s executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies or other special circumstances).

E. State of Incorporation/Offshore Presence

Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management’s decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers’ clients.

F. Environmental/Social Policy Issues

The Advisers believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the company’s board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients’ assets will act as responsible corporate citizens.

G. Circumstances Under Which The Advisers Will Abstain From Voting

The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called “share blocking,” the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a material conflict exists between the Adviser and its client. The policy for resolution of such material conflicts is described below in Section V.

IV. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

  A copy of the Advisers’ proxy voting policies and procedures;
  Proxy statements received regarding client securities (if such proxies are available on the SEC’s EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);
  A record of each vote cast;
  A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
  Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

V. Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

  Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation’s 401(k) plan assets.
  A representative of the Legal and Compliance Departments will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
  The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer (“CLO“) and the Chief Equity Investment Officer (“CEIO“).

The CEIO and CLO will then determine if a material conflict of interest exists between the relevant Adviser and its client. If the CEIO or CLO determines that a material conflict exists, he or she or his or her designees, will take the following steps to seek to resolve such material conflict prior to voting any proxies relating to these Conflicted Companies.

  If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”), he or she will (i) inform the CLO or the CEIO (or his or her designees) of that fact, (ii) vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
  If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:
  The client, in the case of an individual or corporate client;
  In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or
  The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

PART C - OTHER INFORMATION

Item 23.		Exhibits (with inapplicable items omitted)

(a)	(1)	Amended and Restated Declaration of Trust of Eaton Vance Municipals Trust dated January 11, 1993, filed as Exhibit (1)(a) to Post-Effective Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

	(2)	Amendment dated June 23, 1997 to the Declaration of Trust filed as Exhibit (1)(b) to Post-Effective Amendment No. 67 filed July 3, 1997 and incorporated herein by reference.

	(3)	Establishment and Designation of Classes of Shares of Beneficial Interest, without Par Value, dated November 18, 1996 filed as Exhibit (1)(c) to Post-Effective Amendment No. 62 filed November 25, 1996 and incorporated herein by reference.

	(4)	Amendment of Establishment and Designation of Series of Shares of Beneficial Interest, Without Par Value, dated November 14, 2005 filed as Exhibit (a)(4) to Post-Effective Amendment No. 102 filed November 29, 2005 and incorporated herein by reference.

(b)	(1)	By-Laws as amended October 21, 1987 filed as Exhibit (2)(a) to Post-Effective Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

	(2)	Amendment to By-Laws of Eaton Vance Municipals Trust dated December 13, 1993 filed as Exhibit (2)(b) to Post-Effective Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

	(3)	Amendment to By-Laws of Eaton Vance Municipals Trust dated June 18, 2002 filed as Exhibit (b)(3) to Post-Effective Amendment No. 89 filed November 26, 2002 and incorporated herein by reference.

	(4)	Amendment to By-Laws of Eaton Vance Municipals Trust dated February 7, 2005 filed as Exhibit (b)(4) to Post-Effective Amendment No. 99 filed March 2, 2005 and incorporated herein by reference.

(c)		Reference is made to Item 23(a) and 23(b) above.

(d)	(1)	Form of Investment Advisory Agreement with Boston Management and Research for Eaton Vance Alabama Municipals Fund, Eaton Vance Arizona Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Florida Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana
Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance New Jersey Municipals Fund, Eaton Vance New York
Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance Pennsylvania Municipals Fund, Eaton Vance Rhode Island Municipals Fund, Eaton Vance South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund, Eaton Vance Virginia Municipals Fund and Eaton Vance West Virginia Municipals Fund filed as Exhibit (d)(1) to Post-Effective
Amendment No. 96 filed November 24, 2004 and incorporated herein by reference.

(d)	(2)		Form of Investment Advisory Agreement with Boston Management and Research for Eaton Vance California Municipals Fund and Eaton Vance National Municipals Fund filed as Exhibit (d)(2) to Post-Effective Amendment No. 96 filed November 24, 2004 and incorporated herein by reference.

(e)	(1)	(a)	Distribution Agreement between Eaton Vance Municipals Trust and Eaton Vance Distributors, Inc. effective June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (6)(a)(7) to Post-Effective Amendment No. 67 filed July 3, 1997 and incorporated herein by reference.

		(b)	Amended Schedule A to Distribution Agreement dated November 14, 2005 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 102 filed November 29, 2005 and incorporated herein by reference.

	(2)		Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (6)(b) to the Post-Effective Amendment No. 61 filed December 28, 1995 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

(f)			The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

(g)	(1)		Custodian Agreement with Investors Bank & Trust Company dated October 15, 1992 filed as Exhibit (8) to Post-Effective Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

	(2)		Amendment to Custodian Agreement with Investors Bank & Trust Company dated October 23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 57 filed November 15, 1995 and incorporated herein by reference.

	(3)		Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated December 21, 1998 filed as Exhibit (g)(3) to Post-Effective Amendment No. 78 filed January 25, 1999 and incorporated herein by reference.

	(4)		Extension Agreement dated August 31, 2005 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit (j)(2) to the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund N-2, Pre-Effective Amendment No. 2 (File Nos. 333-123961, 811-21745) filed September 26, 2005 (Accession No. 0000950135-05-005528) filed September 26, 2005 and incorporated herein by reference.

	(5)		Delegation Agreement dated December 11, 2000 with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32276, 811-05808) filed April 3, 2001 (Accession No. 0000940394-01-500125) and incorporated herein by reference.

(h)	(1)	(a)	Amended Administrative Services Agreement between Eaton Vance Municipals Trust (on behalf of each of its series) and Eaton Vance Management with attached schedules (including Amended Schedule A dated September 29, 1995) filed as Exhibit (9)(a) to Post-Effective Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

	(b)	Amendment to Schedule A dated June 23, 1997 to the Amended Administrative Services Agreement dated June 19, 1995 filed as Exhibit (9)(a)(2) to Post-Effective Amendment No. 67 filed July 3, 1997 and incorporated herein by reference.

(2)		Transfer Agency Agreement dated as of August 1, 2005 filed as Exhibit (h)(3) to Post-Effective Amendment No. 109 of Eaton Mutual Funds Trust (File Nos. 02-90946, 811-04015) (Accession No. 0000940394-05-000983) filed August 25, 2005 and incorporated herein by reference.

(3)		Sub-Transfer Agency Service Agreement effective August 1, 2005 between PFPC Inc. and Eaton Vance Management filed as Exhibit Exhibit (h)(4) to Post-Effective Amendment No. 109 of Eaton Mutual Funds Trust (File Nos. 02-90946, 811-04015) (Accession No. 0000940394-05-000983) filed August 25, 2005 and incorporated herein by reference.

(i)		Consent of Internal Counsel dated December 27, 2005 filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm for Eaton Vance Alabama Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance
South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund, and Eaton Vance
Virginia Municipals Fund filed herewith.

(m) (1)		Eaton Vance Municipals Trust Class A Service Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(g) to Post-Effective Amendment No. 67 filed July 3, 1997 and incorporated herein by reference.

(2)		Eaton Vance Municipals Trust Class B Distribution Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(b) to Post-Effective Amendment No. 69 filed September 29, 1997 and incorporated herein by reference.

(3)	(a)	Eaton Vance Municipals Trust Class C Distribution Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(c) to Post-Effective Amendment No. 69 filed September 29, 1997 and incorporated herein by reference.

	(b)	Amended Schedule A to Class C Distribution Plan dated November 14, 2005 filed as Exhibit (m)(3)(b) to Post-Effective Amendment No. 102 filed November 29, 2005 and incorporated herein by reference.

(n) (1)		Amended and Restated Multiple Class Plan for Eaton Vance Funds dated February 9, 2004 filed as Exhibit (o)(1) to Post-Effective Amendment No. 94 of Eaton Vance Mutual Funds Trust (File Nos. 02-90946, 811-4015) (Accession No. 0000940394-04-000170) filed February 26, 2004 and incorporated herein by reference.

(2)		Schedule A effective August 8, 2005 to Amended and Restated Multiple Class Plan for Eaton Vance Funds dated February 9, 2004 filed as Exhibit (n)(2) to Post-Effective Amendment No. 108 of Eaton Vance Mutual Funds Trust (File Nos. 02-90946, 811-4015) (Accession No. 0000940394-05-000966) filed August 17, 2005 and incorporated herein by reference.

(p)		Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds

effective September 1, 2000, as revised February 1, 2005, filed as Exhibit (r)(1) to the Registration Statement on Form N-2 of Eaton Vance Global Enhanced Equity Income Fund (File Nos. 33-122540, 811-21711) filed February 4, 2005 (Accession No. 0000898432-05- 000098) and incorporated herein by reference.

(q)	Powers of Attorney for Eaton Vance Municipals Trust dated November 1, 2005 filed as Exhibit (q) to Post-Effective Amendment No. 102 filed November 29, 2005 and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control

Not applicable

Item 25. Indemnification

     Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions. Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 26. Business and other Connections of Investment Adviser

     Reference is made to: (i) the information set forth under the caption “Management and Organization” in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930)Eaton Vance Management (File No. 801-15930) and Boston Management and Research (File No. 801-43127 ) filed with the Commission, all of which are incorporated herein by reference.

Item 27. Principal Underwriters

(a)	Registrant’s principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the registered investment companies named below:

	Eaton Vance Advisers Senior Floating-Rate Fund	Eaton Vance Mutual Funds Trust
	Eaton Vance Growth Trust	Eaton Vance Prime Rate Reserves
	Eaton Vance Institutional Senior Floating-Rate Fund	Eaton Vance Series Trust II
	Eaton Vance Investment Trust	Eaton Vance Special Investment Trust
	Eaton Vance Municipals Trust	EV Classic Senior Floating-Rate Fund
	Eaton Vance Municipals Trust II	Eaton Vance Variable Trust

(b)

(1)	(2)	(3)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Principal Underwriter	with Registrant

Ira Baron	Vice President	None
John Bercini	Vice President	None
Chris Berg	Vice President	None
Kate B. Bradshaw	Vice President	None
Timothy Breer	Vice President	None

Eric Caplinger	Vice President	None
Mark Carlson	Vice President	None
Tiffany Cayarga	Vice President	None
Randy Clark	Vice President	None
Daniel C. Cataldo	Vice President and Treasurer	None
Patrick Cosgrove	Vice President	None
Raymond Cox	Vice President	None
Peter Crowley	Vice President	None
Russell E. Curtis	Chief Operations Officer	None
Kevin Darrow	Vice President	None
Derek Devine	Vice President	None
Todd Dickinson	Vice President	None
John Dolan	Vice President	None
James Durocher	Vice President	None
Alan R. Dynner	Vice President, Secretary and Clerk	Secretary
Robert Ellerbeck	Vice President	None
Daniel Ethier	Vice President	None
Troy Evans	Vice President	None
Vince Falbo	Vice President	None
Richard A. Finelli	Vice President	None
Daniel Flynn	Vice President	None
James Foley	Vice President	None
Michael A. Foster	Vice President	None
Kathleen Fryer	Vice President	None
Anne Marie Gallagher	Vice President	None
William M. Gillen	Senior Vice President	None
Hugh S. Gilmartin	Vice President	None
Linda Grasso	Vice President	None
John Greenway	Vice President	None
Jorge Gutierrez	Vice President	None
Peter Hartman	Vice President	None
James B. Hawkes	Vice President and Director	Vice President and Trustee
Joseph Hernandez	Vice President	None
Perry D. Hooker	Vice President	None
Chris Howe	Vice President	None
Elizabeth Johnson	Vice President	None
Paul F. Jones	Vice President	None
Steve Jones	Vice President	None
Lindsey Kidder	Vice President	None
Thomas P. Luka	Vice President	None
Coleen Lynch	Vice President	None
John Macejka	Vice President	None
Christopher Marek	Vice President	None
Geoff Marshall	Vice President	None
Christopher Mason	Vice President	None
Judy Snow May	Vice President	None
Don McCaughey	Vice President	None
Andy McClelland	Vice President	None
Dave McDonald	Vice President	None
Tim McEwen	Vice President	None
David Michaud	Vice President	None
Morgan C. Mohrman	Senior Vice President	None
Don Murphy	Vice President	None
James A. Naughton	Vice President	None
Joseph Nelson	Vice President	None
Mark D. Nelson	Vice President	None
Scott Nelson	Vice President	None
Linda D. Newkirk	Vice President	None
James O’Brien	Vice President	None
Andrew Ogren	Vice President	None
Philip Pace	Vice President	None
Margaret Pier	Vice President	None
Shannon Price	Vice President	None
James Putman	Vice President	None
James Queen	Vice President	None
David Richman	Vice President	None
Tim Roach	Vice President	None

Randy Skarda	Vice President	None
Lawrence Sinsimer	Senior Vice President	None
Bill Squadroni	Vice President	None
Joseph Staszkiw	Vice President	None
William M. Steul	Vice President and Director	None
Cornelius J. Sullivan	Senior Vice President	None
Frank Sweeney	Vice President	None
Gigi Szekely	Vice President and Chief Compliance Officer	None
Stefan Thielen	Vice President	None
Michael Tordone	Vice President	None
George Torruella	Vice President	None
John M. Trotsky	Vice President	None
Jerry Vainisi	Vice President	None
John Vaughan	Vice President	None
Greg Walsh	Vice President	None
Stan Weiland	Vice President	None
Wharton P. Whitaker	President and Director	None
Greg Whitehead	Vice President	None
Mark Whitehouse	Vice President	None
Steve Widder	Vice President	None
Charles Womack	Vice President	None
Joseph Yasinski	Vice President	None
Trey Young	Vice President	None
Gregor Yuska	Vice President	None

*	Address is The Eaton Vance Building, 255 State Street, Boston, MA 02109 (c) Not applicable

Item 28. Location of Accounts and Records

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser or sub-adviser. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.

Item 29. Management Services

Not applicable

Item 30. Undertakings

None

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on December 27, 2005.

EATON VANCE MUNICIPALS TRUST By: /s/ Robert B. MacIntosh Robert B. MacIntosh, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on December 27, 2005.

Signature	Title

/s/ Robert B. MacIntosh	President (Chief Executive Officer)
Robert B. MacIntosh

/s/ Barbara E. Campbell	Treasurer (Principal Financial and Accounting Officer)
Barbara E. Campbell

Benjamin C. Esty*	Trustee
Benjamin C. Esty

/s/ James B. Hawkes	Trustee
James B. Hawkes

Samuel L. Hayes, III*	Trustee
Samuel L. Hayes, III

William H. Park*	Trustee
William H. Park

Ronald A. Pearlman*	Trustee
Ronald A. Pearlman

Norton H. Reamer*	Trustee
Norton H. Reamer

Lynn A. Stout*	Trustee
Lynn A. Stout

Ralph F. Verni*	Trustee
Ralph F. Verni

*By: /s/ Alan R. Dynner
Alan R. Dynner (As attorney-in-fact)

EXHIBIT INDEX

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.	Description

(i)	Consent of Internal Counsel dated December 27, 2005

(j)	Consent of Independent Registered Public Accounting Firm for Eaton Vance Alabama Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund and Eaton Vance Virginia Municipals Fund